UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

EXCHANGE TRADED CONCEPTS TRUST EXCHANGE TRADED CONCEPTS TRUST II
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXCHANGE TRADED CONCEPTS TRUST
Forensic Accounting ETF
ROBO-STOXTM Global Robotics and Automation Index ETF
Janus Equal Risk Weighted Large Cap ETF
(formerly, VelocityShares Equal Risk Weighted Large Cap ETF)
YieldShares High Income ETF
EMQQ The Emerging Markets Internet & Ecommerce ETF
Yorkville High Income MLP ETF
Yorkville High Income Infrastructure MLP ETF
2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013

EXCHANGE TRADED CONCEPTS TRUST II
Horizons S&P 500® Covered Call ETF
2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013

Please read carefully - time sensitive action is requested.

March [ ], 2015

Dear Shareholder,

I am writing to inform you about an upcoming special meeting of shareholders for each of the exchange traded funds listed above (the “Funds”) for which Exchange Traded Concepts (“ETC”) serves as investment adviser and to request your vote for those items on the ballot for this meeting.

On January 15, 2015, ETC experienced a technical change in control when Richard Hogan, a partner at Yorkville ETF Holdings, LLC, the holding company that owns the majority of ETC, bought out 100% of the interest of Darren Schuringa, the other significant partner at Yorkville ETF Holdings. As a practical matter, this has no impact on the day-to-day operations of ETC or the Funds, but under SEC regulations, because more than 25% of ETC ownership changed hands, it resulted in the automatic termination of all of the advisory and sub-advisory agreements to which ETC is a party. These are the agreements that allow ETC to serve as adviser to the Funds, and by which ETC retains sub-advisers to manage those portfolios. We are asking you to vote to put new, similar agreements back in place so ETC can continue to manage the Funds just as before.

Because we are required to seek this vote from shareholders for the change in control mentioned above, we are taking the opportunity to seek your approval of two additional items. On June 1, 2014, our Trusts elected Timothy Jacoby to be a new independent trustee. Tim comes to us with deep experience in financial statement audit and related matters and has been a valuable addition to the Funds’ Boards of Trustees. We ask that you vote to approve him for those Funds that were already trading prior to his arrival.

Lastly, we recently requested and obtained a type of exemption from the SEC, commonly referred to as “manager of managers” exemptive relief, which would allow us to replace sub-advisers without the cost and time associated with a proxy. We are asking you to approve the Funds’ use of the exemption, which would help to ensure that the Funds are getting the best possible service and support from their sub-advisers without regard to the hassle and expense associated with making a change that would normally require a shareholder vote. Keep in mind that any change we make will not affect a Fund’s overall investment advisory fee paid by you. Even with this manager of managers relief, we cannot raise the overall investment advisory fee without your vote and this will not change that fact.

If you have received this mailing, you are a shareholder of record as of March 27, 2015 of one or more of our Funds. You are entitled to vote at the shareholder meeting and any additional adjournments of that meeting. Each Trust’s Board of Trustees recommends that you vote in favor of all of these proposals.

You can vote any one of these four ways:

•	By mail with the enclosed proxy card- be sure to sign, date and return it in the enclosed postage-paid envelope;
•	Through the website listed on the proxy voting instructions enclosed;
•	By telephone using the toll-free number listed in the proxy voting instructions; or
•	In person at the shareholder meeting on May 11, 2015 at 10:00 a.m. EST.

We encourage you to please vote through the website or telephone numbers provided, using the voting control number that appears on your proxy card enclosed. Your vote is extremely important to us. If you have questions, please call [xxx-xxx-xxxx] for additional information.

We appreciate your support and prompt response in this matter and look forward to continuing to serve these Funds.

Respectfully,

J. Garrett Stevens
Chief Executive Officer

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

EXCHANGE TRADED CONCEPTS TRUST
2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013

EXCHANGE TRADED CONCEPTS TRUST II
2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013

Notice of Joint Special Meeting of Shareholders
To Be Held on May 11, 2015

A joint special meeting (the “Meeting”) of the shareholders of each series (each, a “Fund” and collectively, the “Funds”) of Exchange Traded Concepts Trust and Exchange Traded Concepts Trust II (each, a “Trust” and collectively, the “Trusts”), will be held at the offices of Exchange Traded Concepts, LLC, 353 Central Park West, New York, New York 10025, on May 11, 2015 at 10:00 a.m. Eastern Time. You are being asked to vote separately on each proposal solely with respect to the Fund(s) that you own.

	Proposal	Shareholders Solicited to Vote
1A.	To approve a new investment advisory agreement between Exchange Traded Concepts Trust and Exchange Traded Concepts, LLC (the “Adviser”).
Forensic Accounting ETF
ROBO-STOXTM Global Robotics and Automation Index ETF
Janus Equal Risk Weighted Large Cap ETF (formerly, VelocityShares Equal Risk Weighted Large Cap ETF)
YieldShares High Income ETF
EMQQ The Emerging Markets Internet & Ecommerce ETF
Yorkville High Income MLP ETF
Yorkville High Income Infrastructure MLP ETF

1B.	To approve a new investment advisory agreement between Exchange Traded Concepts Trust II and the Adviser.	Horizons S&P 500® Covered Call ETF
2A.	To approve a new sub-advisory agreement between the Adviser and Vident Investment Advisory LLC.
Forensic Accounting ETF
ROBO-STOXTM Global Robotics and Automation Index ETF
Janus Equal Risk Weighted Large Cap ETF (formerly, VelocityShares Equal Risk Weighted Large Cap ETF)
YieldShares High Income ETF

2B.	To approve a new sub-advisory agreement between the Adviser and Penserra Capital Management LLC.	EMQQ The Emerging Markets Internet & Ecommerce ETF Yorkville High Income MLP ETF Yorkville High Income Infrastructure MLP ETF

	Proposal	Shareholders Solicited to Vote
2C.	To approve a new sub-advisory agreement between the Adviser and Yorkville ETF Advisors, LLC.	Yorkville High Income MLP ETF Yorkville High Income Infrastructure MLP ETF
2D.	To approve a new sub-advisory agreement between the Adviser and Horizons ETFs Management (USA) LLC.	Horizons S&P 500® Covered Call ETF
3.
To approve a “manager of managers” arrangement that would grant the Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Board of Trustees.

Forensic Accounting ETF
ROBO-STOXTM Global Robotics and Automation Index ETF
Janus Equal Risk Weighted Large Cap ETF (formerly, VelocityShares Equal Risk Weighted Large Cap ETF)
YieldShares High Income ETF
Horizons S&P 500® Covered Call ETF

4.	To elect Timothy J. Jacoby as a Trustee of each Trust.	All Funds
5.	To transact such other business as may properly come before the Meeting.	All Funds

After careful consideration, each Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each of the proposals listed above.

Shareholders of record of the Funds at the close of business on March 27, 2015 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of each Fund will vote separately from shareholders of each other Fund with respect to Proposals 1, 2 and 3. Shareholders of each Fund in Exchange Traded Concepts Trust will vote together as a group with respect to Proposal 4. Similarly, shareholders of each Fund in Exchange Traded Concepts Trust II will vote together as a group with respect to Proposal 4. Each proposal will be implemented if approved by shareholders and is not contingent on the approval of any other proposal.

We call your attention to the accompanying Proxy Statement. Your vote is very important to us regardless of the number of votes you hold. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trusts prior to the Meeting, or by voting in person at the Meeting.

By Order of the Boards of Trustees, J. Garrett Stevens President

Dated: [ ], 2015

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE MEETING TO BE HELD ON MAY 11, 2015

This Proxy Statement is available on the internet at [ ].

Fund shareholders can find important information about the Funds in their annual reports. Each Fund will furnish, without charge, a copy of the most recent annual report and the most recent semi-annual report succeeding such annual report, if any, to a Fund shareholder upon request. You may obtain copies of these reports by writing to the Trust at the address set forth on the cover page to this Proxy Statement or by calling the Fund or visiting the Fund’s website as set forth below.

Shareholders of the Forensic Accounting ETF can request the Fund’s annual report, dated November 30, 2014, by calling the Fund at 1-855-545-FLAG or visiting www.flagetf.com.

Shareholders of the ROBO-STOXTM Global Robotics and Automation Index ETF can request the Fund’s annual report, dated April 30, 2014, by calling the Fund at 1-855-456-ROBO or visiting www.robostoxetfs.com.

Shareholders of the Janus Equal Risk Weighted Large Cap ETF (formerly, VelocityShares Equal Risk Weighted Large Cap ETF) can request the Fund’s annual report, dated April 30, 2014, by calling the Fund at 1-877-583-5624 or visiting https://www.janus.com/advisor/exchange-traded-funds/janus-equal-risk-weighted-large-cap-etf/commentary-and-literature.

A shareholder report is not yet available for EMQQ The Emerging Markets Internet & Ecommerce ETF. Shareholders of the Fund can request the Fund’s annual or semi-annual report, when available, by calling the Fund at 1-855-888-9892 or visiting www.emqqetf.com.

Shareholders of the Yorkville High Income MLP ETF and the Yorkville High Income Infrastructure MLP ETF can request the Funds’ annual report, dated November 30, 2014, by calling the Funds at 1-855-YES-YETF or visiting www.yetfs.com.

Shareholders of the YieldShares High Income ETF can request the Fund’s annual report, dated December 31, 2013, by calling the Fund at 1-855-796-3863 or visiting www.yieldshares.com.

Shareholders of the Horizons S&P 500® Covered Call ETF can request the Fund’s annual report, dated April 30, 2014, by calling the Funds at 1-855-HZN-ETFS or visiting www.us.horizonsetfs.com.

EXCHANGE TRADED CONCEPTS TRUST
Forensic Accounting ETF
ROBO-STOXTM Global Robotics and Automation Index ETF
Janus Equal Risk Weighted Large Cap ETF
(formerly, VelocityShares Equal Risk Weighted Large Cap ETF)
YieldShares High Income ETF
EMQQ The Emerging Markets Internet & Ecommerce ETF
Yorkville High Income MLP ETF
Yorkville High Income Infrastructure MLP ETF
2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013

EXCHANGE TRADED CONCEPTS TRUST II
Horizons S&P 500® Covered Call ETF
2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders
To be Held on May 11, 2015

This Joint Proxy Statement and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Boards of Trustees of Exchange Traded Concepts Trust and Exchange Traded Concepts Trust II (each, a “Trust” and together, the “Trusts”)). The proxies are being solicited for use at a Joint Special Meeting of Shareholders of the Trusts to be held at the offices of Exchange Traded Concepts, LLC, 353 Central Park West, New York, New York 10025, on May 11, 2015 at 10:00 a.m. Eastern Time (the “Meeting”), and at any and all adjournments or postponements thereof.

The Board of Trustees of the Trusts (each, a “Board” and collectively, the “Boards”) have called the Meeting and are soliciting proxies from shareholders of each series of the Trusts (each, a “Fund” and collectively, the “Funds”) for the purposes listed below:

	Proposal	Shareholders Solicited to Vote
1A.	To approve a new investment advisory agreement between Exchange Traded Concepts Trust and Exchange Traded Concepts, LLC (the “Adviser”).
Forensic Accounting ETF
ROBO-STOXTM Global Robotics and Automation Index ETF
Janus Equal Risk Weighted Large Cap ETF (formerly, VelocityShares Equal Risk Weighted Large Cap ETF)
YieldShares High Income ETF
EMQQ The Emerging Markets Internet & Ecommerce ETF
Yorkville High Income MLP ETF
Yorkville High Income Infrastructure MLP ETF

1B.	To approve a new investment advisory agreement between Exchange Traded Concepts Trust II and the Adviser.	Horizons S&P 500® Covered Call ETF
2A.	To approve a new sub-advisory agreement between the Adviser and Vident Investment Advisory LLC.
Forensic Accounting ETF
ROBO-STOXTM Global Robotics and Automation Index ETF
Janus Equal Risk Weighted Large Cap ETF (formerly, VelocityShares Equal Risk Weighted Large Cap ETF)
YieldShares High Income ETF

2B.	To approve a new sub-advisory agreement between the Adviser and Penserra Capital Management LLC.	EMQQ The Emerging Markets Internet & Ecommerce ETF Yorkville High Income MLP ETF Yorkville High Income Infrastructure MLP ETF
2C.	To approve a new sub-advisory agreement between the Adviser and Yorkville ETF Advisors, LLC.	Yorkville High Income MLP ETF Yorkville High Income Infrastructure MLP ETF
2D.	To approve a new sub-advisory agreement between the Adviser and Horizons ETFs Management (USA) LLC.	Horizons S&P 500® Covered Call ETF
3.
To approve a “manager of managers” arrangement that would grant the Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Board of Trustees.

Forensic Accounting ETF
ROBO-STOXTM Global Robotics and Automation Index ETF
Janus Equal Risk Weighted Large Cap ETF (formerly, VelocityShares Equal Risk Weighted Large Cap ETF)
YieldShares High Income ETF
Horizons S&P 500® Covered Call ETF

	Proposal	Shareholders Solicited to Vote
4.	To elect Timothy J. Jacoby as a Trustee of each Trust.	All Funds
5.	To transact such other business as may properly come before the Meeting.	All Funds

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about [ ].

You are entitled to vote at the Meeting for each Fund share you held as the shareholder of record as of the close of business on March 27, 2015 (the “Record Date”). Shareholders of each Fund will vote separately from shareholders of each other Fund with respect to Proposals 1, 2 and 3. Shareholders of each Fund in Exchange Traded Concepts Trust will vote together as a group with respect to Proposal 4. Similarly, shareholders of each Fund in Exchange Traded Concepts Trust II will vote together as a group with respect to Proposal 4. Each proposal will be implemented if approved by shareholders and is not contingent on the approval of any other proposal.

If you have any questions about the Proposal or about voting, please call [Proxy Solicitor Information].

TABLE OF CONTENTS

Proposal 1: Approval of New Investment Advisory Agreements	12
Background	12
Information Relating to Proposal 1A	14
Information Relating to Proposal 1B	21
Proposal 2: Approval of New Sub-Advisory Agreements	28
Background	28
Information Relating to Proposal 2A	31
Information Relating to Proposal 2B	39
Information Relating to Proposal 2C	46
Information Relating to Proposal 2D	52
Proposal 3: Approval of a “Manager of Managers” Arrangement	58
Background	58
Benefit to the Funds	58
Effect on Fees and Quality of Advisory Services	59
Conditions for Establishing a Manager of Managers Arrangement	59
Required Vote	60
Proposal 4: Election of a Trustee to the Board of Trustees of	61
Exchange Traded Concepts Trust and Exchange Traded Concepts Trust II	61
Background	61
Information Relating to Proposals 4A and 4B	61
Information Relating to Proposal 4A	65
Information Relating to Proposal 4B	70
Other Business	75
Appendix A - Executive Officers and Directors of the Adviser	78

EXHIBITS

PROPOSAL 1

 Approval of New Investment Advisory Agreements

Proposals 1A and 1B (collectively, “Proposal 1”) relate to actions that need to be taken in response to a transaction (the “Transaction”) that changed the controlling interests of Exchange Traded Concepts, LLC, the investment adviser to each of the Funds (the “Adviser”).

The Investment Company Act of 1940 (the “1940 Act”) provides that a fund’s investment advisory agreement must terminate whenever there is a “change in control” of the investment adviser. The Transaction resulted in a change in control of the Adviser. In order for the Adviser to continue serving as investment adviser to the Funds, new investment advisory agreements must be approved to replace those that automatically terminated as a result of the Transaction. For that reason, we are seeking shareholder approval of a new investment advisory agreement for each of the Funds.

Background

The Adviser has provided investment advisory services to each Fund since inception. The proposal to approve a new investment advisory agreement between each of the Trusts, on behalf of the Funds, and the Adviser (each, a “Proposed Advisory Agreement”) stems from a change in control of the Adviser and its parent company, Yorkville ETF Holdings, LLC (“Yorkville”). Yorkville is located at 353 Central Park West, 2nd Floor, New York City, New York 10025. Yorkville is the sole controlling owner of the Adviser by virtue of its ownership of at least 75% of the Adviser’s outstanding equity interests. Prior to the Transaction, Yorkville was controlled directly by Darren R. Schuringa, by virtue of his ownership of more than 25% of Yorkville’s outstanding equity interests, and indirectly by Richard Hogan through the Richard Hogan Trust, by virtue of that Trust’s ownership of more than 25% of Yorkville’s outstanding equity interests. As a result of their ownership of Yorkville and Yorkville’s ownership of the Adviser, Messrs. Hogan and Schuringa may have each been deemed indirect control persons of the Adviser by virtue of their indirect ownership of at least 25% of the Adviser’s outstanding equity interests.

On January 15, 2015, Yorkville acquired 100% of Mr. Schuringa’s interest in Yorkville, leaving Mr. Hogan, through the Richard Hogan Trust, as the controlling shareholder of Yorkville. The Adviser has informed each of the Boards that no changes are planned to the management or operations of the Adviser as a result of the Transaction. Under the 1940 Act, this Transaction resulted in a change in control of the Adviser. Section 2(a)(4) of the 1940 Act provides that a change in control of an investment adviser causes an assignment of that adviser’s investment advisory contracts, and Section 15(a) of the 1940 Act provides that an investment advisory contract must automatically terminate upon its assignment. Accordingly, the Transaction resulted in the automatic termination of the investment advisory agreements pursuant to which the Adviser had previously provided investment advisory services to each of the Funds (each, an “Old Advisory Agreement”).

In anticipation of the Transaction, at a special in-person meeting held on December 19, 2014, the Boards, including a majority of the Trustees who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved interim investment advisory agreements between each Trust, on behalf of the Funds, and the Adviser (each, an “Interim Advisory Agreement”). As permitted by the 1940 Act, the Adviser continued serving as investment adviser to the Funds upon completion of the Transaction pursuant to the Interim Advisory Agreements. The Interim Advisory Agreements have the same advisory fee rate and otherwise are the same in all material respects as the Old Advisory Agreements, except that, as required by the 1940 Act, the Interim Advisory Agreements have a term of up to 150 days and require that compensation payable to the Adviser be kept in an escrow account pending shareholder approval of new advisory agreements. If the Proposed Advisory Agreements are not approved by Fund shareholders, the Adviser will be entitled to be paid the lesser of any costs incurred in performing under the Interim Advisory Agreement and the total amount in the escrow account.

The Proposed Advisory Agreements require shareholder approval, without which the Adviser will not be able to continue serving as investment adviser once the Interim Advisory Agreements expire. At a meeting on January 22, 2015, the Boards, including a majority of the Independent Trustees, approved the Proposed Advisory Agreements and recommended that they be submitted to Fund shareholders for approval.

The Proposed Advisory Agreements are the same in all material respects as the Old Advisory Agreements. The Adviser has informed the Trusts that no changes are planned to the management or operations of the Adviser as a result of the Transaction and that the services provided by the Adviser to the Funds will not be affected by the Transaction.

Information Relating to Proposal 1A

Proposed Advisory Agreement between
Exchange Traded Concepts Trust and Exchange Traded Concepts, LLC

Forensic Accounting ETF
ROBO-STOXTM Global Robotics and Automation Index ETF
Janus Equal Risk Weighted Large Cap ETF
YieldShares High Income ETF
EMQQ The Emerging Markets Internet & Ecommerce ETF
Yorkville High Income MLP ETF
Yorkville High Income Infrastructure MLP ETF

The Old Advisory Agreement between Exchange Traded Concepts Trust (the “Trust”) and the Adviser, dated March 2, 2012, on behalf of each Fund (each, a “Fund” and collectively, the “Funds”), was approved by each Fund’s initial shareholder on the dates shown below, and was not subsequently submitted to a vote of Fund shareholders. The Old Advisory Agreement with respect to all Funds except EMQQ The Emerging Markets Internet & Ecommerce ETF was renewed by the Trust’s Board of Trustees (the “Board”) on February 18, 2014. The Old Advisory Agreement with respect to EMQQ The Emerging Markets Internet & Ecommerce ETF was approved by the Board on November 11, 2014.

Fund	Shareholder Approval Date
Forensic Accounting ETF	January 30, 2013
ROBO-STOXTM Global Robotics and Automation Index ETF	October 16, 2013
Janus Equal Risk Weighted Large Cap ETF	July 28, 2013
YieldShares High Income ETF	June 11, 2012
EMQQ The Emerging Markets Internet & Ecommerce ETF	November 11, 2014
Yorkville High Income MLP ETF	March 1, 2012
Yorkville High Income Infrastructure MLP ETF	February 11, 2013

A copy of the form of the Proposed Advisory Agreement between Exchange Traded Concepts Trust and the Adviser is attached to this Proxy Statement as Exhibit A.

Description of the Proposed Advisory Agreement. The following description of the material terms of the Proposed Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Duration and Termination. The Proposed Advisory Agreement, like the Old Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. The Interim Advisory Agreement will remain in effect for a period of up to 150 days, unless sooner terminated.

Like the Old Advisory Agreement, the Proposed Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of a Fund or (ii) by the Adviser by not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust.

Advisory Services. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement require that the Adviser (i) provide the Funds with investment research, advice and supervision and furnish continuously an investment program for the Funds, consistent with each Fund’s investment objective and policies; (ii) oversee the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust; (iii) if it exercises its authority under the agreements to select and retain sub-advisers to the Funds, supervise the activities of the sub-advisers; (iv)administer the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust; and (v) bear the costs of all advisory and non-advisory services required to operate the Funds, except Excluded Expenses, as defined below, in exchange for a single unitary management fee. In addition, the Adviser is responsible for arranging transfer agency, custody, fund administration, securities lending, accounting, and other non-distribution related services necessary for the Funds to operate; (v) administer the Funds’ business affairs, provide office facilities and equipment and certain clerical, bookkeeping and administrative services, and provide its officers and employees to serve as officers or Trustees of the Trust.

Management Fees. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that the Adviser receives a unitary management fee based on each Fund’s average daily net assets at the annual rate set forth in the table below. The fee is computed daily and paid monthly. The aggregate amount of advisory fees paid to the Adviser by each Fund for the Fund’s last fiscal period is also set forth in the table below.

Fund	Advisory Fee Rate	Aggregate Amount of Advisory Fees Paid to the Adviser by the Fund
Forensic Accounting ETF	85 bps	$101,075[1]
Robo-StoxTM Global Robotics and Automation Index ETF	95 bps	$320,781[2]
Janus Equal Risk Weighted Large Cap ETF	65 bps	$110,905[3]
YieldShares High Income ETF	50 bps	$277,754[4]
EMQQ The Emerging Markets Internet & Ecommerce ETF	86 bps	$0[5]
Yorkville High Income MLP ETF	82 bps	$2,419,516[1]
Yorkville High Income Infrastructure MLP ETF	82 bps	$322,293[1]

[1]	For the fiscal year ended November 30, 2014.
[2]	For the fiscal period beginning October 21, 2013 (commencement of operations) through April 30, 2014.
[3]	For the fiscal period beginning July 29, 2013 (commencement of operations) through April 30, 2014.
[4]	For the fiscal year ended December 31, 2014.
[5]	The Fund was not in operation during the fiscal year ended August 31, 2014.

The Interim Advisory Agreement differs from the Old Advisory Agreement and Proposed Advisory Agreement in that, as required by Rule 15a-4 under the 1940 Act, compensation payable to the Adviser will be kept in an escrow account pending shareholder approval of a new advisory agreement. If the Proposed Advisory Agreement is not approved by Fund shareholders, the Adviser will be entitled to be paid the lesser of any costs incurred in performing the interim contract and the total amount in the escrow account.

Brokerage Policies. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement authorize the Adviser to select (or oversee a sub-adviser’s selection of) the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Adviser to seek (or oversee a sub-adviser that will seek) for the Funds the most favorable execution and net price available under the circumstances. The Adviser (or a sub-adviser) may cause the Funds to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research services provided by the broker to the sub-adviser.

For each Fund’s most recently completed fiscal period, no Fund paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund or the Adviser or affiliated persons of such persons.

Payment of Expenses. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that the Adviser will bear its own costs of providing services under the agreement and is obligated to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to the Agreement, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).

Other Provisions. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that the Adviser shall indemnify and hold harmless the Trust, its affiliated persons, and controlling persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties, or by reason of the reckless disregard of its obligations and duties under the agreement. All other litigation arising out of the agreement, or any and every other nature, shall be satisfied solely out of the assets of the Funds, and the Adviser shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

Executive Officers and Directors of the Adviser. Information regarding the principal executive officers and directors of the Adviser is set forth in Appendix A.

Other Funds with Similar Investment Objectives Managed by the Adviser. Below is a list of other funds with similar investment objectives as the Funds managed by the Adviser, the size of each other fund and the rate of the Adviser’s compensation with respect to each other fund. The advisory fee for each fund listed is a unitary management fee based on each fund’s average daily net assets at the annual rate set forth in the table below. The fee is computed daily and paid monthly. The other funds’ investment objectives are similar to the Funds in that each fund’s investment objective is to seek to track, before fees and expenses, the performance of an underlying index, which is also listed below.

Fund	Advisory Fee Rate	Assets of 12/31/14	Underlying Index
Horizons S&P 500 Covered Call ETF	65 bps	$32,022,219	S&P 500 Stock Covered Call Index[1]
Horizons S&P Financial Select Sector Covered Call ETF[11]	70 bps	$4,309,259	S&P 500 Financial Select Sector Stock Covered Call Index[2]
Source EURO STOXX 50 ETF	The greater of a minimum fee of $250,000, or 4 bps on the first $1.5 billion; 2 bps on the next $2.5 billion; and 1.5 bps on assets over $4 billion.[4]	$38,404,956	EURO STOXX 50 Net Return Index (USD)[3]
AlphaClone Alternative Alpha ETF	95 bps	$88,872,433	AlphaClone Hedge Fund Long/Short Index[5]
Vident International Equity Fund	75 bps	$696,516,034	Vident International Equity Index[6]
Vident Core U.S. Equity Fund	55 bps	$297,573,181	Vident Core U.S. Equity Index[7]
Deep Value ETF	80 bps	$214,550,445	Tiedemann Wealth Management Deep Value Index[8]
Falah Russell-IdealRatings U.S. Large Cap ETF	70 bps	$1,288,874	Russell-IdealRatings Islamic U.S. Large Cap Total Return Index[9]
Vident Core U.S. Bond Strategy ETF	45 bps	$367,471,656	Vident Core U.S. Bond Strategy Index[10]

1. Comprised of all of the equity securities in the S&P 500 Index and short (written) call options on up to 100% of each of the option eligible securities in the S&P 500 Index.
2. Comprised of all of the equity securities in the S&P Financial Select Sector Index and short (written) call options on up to 100% of each of the option eligible securities in the S&P Financial Select Sector Index.
3. Comprised of equity securities designed to represent the performance of some of the largest companies across various sectors in Europe.

4 In addition, if the combined average daily net assets of all series in the Source ETF Trust is greater than $1 billion on September 16, 2016, the management fee from Source will be: 4 bps on the first $500 million; 3 bps on the next $1 billion; 2 bps on the next $2.5 billion; and 1.5 bps on assets over $4 billion.
5. Comprised of U.S. equity securities selected based on a proprietary hedge fund position replication methodology.
6. Comprised of emerging market securities selected by various governance screens.
7. Comprised of domestic equities selected by various governance screens.
8. Comprised of large capitalization securities selected based on various valuation metrics.
9. Comprised of the common stock of Shariah compliant large capitalization U.S. companies.
10. Comprised of fixed income securities selected by various governance screens.
11. The Board of Trustees of Exchange Traded Concepts Trust II has approved the liquidation of Horizons S&P Financial Select Sector Covered Call ETF. The last day of trading for this Fund is on or about March 20, 2015, and the Fund is scheduled to liquidate on or about March 26, 2015.

Required Vote. Approval of Proposal 1A with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund when a quorum is present. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares. If Proposal 1A is approved by a Fund’s shareholders, the Proposed Advisory Agreement, with respect to such Fund, is expected to become effective on the date of the Meeting.

If Proposal 1A is not approved by a Fund’s shareholders, the Adviser will continue to serve as investment adviser to such Fund pursuant to the Interim Advisory Agreement, and the Board will consider alternatives for the Fund, including seeking subsequent approval of a new investment advisory agreement by Fund shareholders. Approval of the Proposed Advisory Agreement by shareholders of one Fund is not contingent on approval of the Proposed Advisory Agreement by shareholders of any other Fund.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Advisory Agreement are fair to, and in the best interests of, each Fund and its shareholders. The Board believes that, upon a Fund’s shareholder approval of Proposal 1A, the Adviser will continue providing such Fund the same level of services as it provided under the Old Advisory Agreement and currently provides under the Interim Advisory Agreement. The Board was presented with information demonstrating that the Proposed Advisory Agreement would enable Fund shareholders to continue to obtain quality services at a cost that is fair and reasonable.

In considering the Proposed Advisory Agreement, the Board took into consideration (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the historical performance of each Fund; (iii) the Adviser’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Adviser or its affiliates; (iv) comparative fee and expense data for each Fund; (v) the extent to which the advisory fee for a Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant. In their deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided. The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, such as providing portfolio investment management services. The Board noted that the services to be provided under the Proposed Advisory Agreement were identical in all material respects to those services provided under the Old Advisory Agreement and Interim Advisory Agreement. In particular, they noted that the Adviser has served as each Fund’s investment adviser since its inception.

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure. The Board also considered the Adviser’s experience working with ETFs, including the Funds and other series of the Trust. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff. The Board also considered the overall quality of the Adviser’s personnel, operations, financial condition, and investment advisory capabilities.

The Board considered other services provided to the Funds, such as overseeing the activities of the Funds’ investment sub-advisers and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to each Fund by the Adviser.

Historical Performance. The Board then considered the past performance of each Fund, including the Funds with limited historical performance. The Board noted that the index-based investment objective of each Fund made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which each Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of the Funds, including the construction of their underlying indices and the addition or deletion of securities from the underlying indices. The Board reviewed the information regarding each Fund’s index tracking, discussing, as applicable, factors which contributed to a Fund’s tracking error over certain periods of time. With respect to EMQQ The Emerging Markets Internet & Ecommerce ETF and the Forensic Accounting ETF, the Board noted that each Fund satisfactorily tracked its underlying index. With respect to the Yorkville High Income MLP ETF and the Yorkville High Income Infrastructure MLP ETF, the Board reviewed the information regarding each Fund’s index tracking, noting that each Fund’s tracking error, as anticipated by Yorkville Advisors, was attributable to the Fund’s taxation as a C corporation and that, after taking this into account, each Fund satisfactorily tracked its underlying index. With respect to the other Funds in the Trust, the Board noted that, while each Fund had underperformed its underlying index over certain periods as reflected in the meeting materials, each Fund’s recent performance was more in line with its underlying index and did not necessitate significant additional review. The Board further noted that it received regular reports from the Funds’ Adviser and sub-advisers regarding the Funds’ performance at its quarterly meetings.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid to the Adviser for its services to each Fund under the Proposed Advisory Agreement and compared the advisory fees to be paid by each Fund to those paid by comparable funds. The Board noted that each Fund’s advisory fees were consistent with the range of advisory fees paid by other peer funds.

The Board noted that the advisory fees payable under the Proposed Advisory Agreement were identical to the advisory fees paid under the Old Advisory Agreement. The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning that the Fund would pay no expenses other than the Excluded Expenses. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses out of its own fee and resources, except that Yorkville Advisors has agreed to assume the responsibility to pay the Yorkville Funds’ (as defined below) expenses out of its own fee and resources. The Board further noted, nevertheless, that the Adviser is ultimately responsible for ensuring that the obligation to the Yorkville Funds is satisfied. The Board considered the costs and expenses incurred by the Adviser in providing advisory services, evaluated the compensation and benefits expected to be received by the Adviser from its relationship with the Funds, and performed a profitability analysis with respect to each of the Funds. The Board concluded for each Fund that the advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for each Fund whether economies of scale have been realized. The Board concluded that no significant economies of scale have been realized by any of the Funds and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Advisory Agreement on behalf of each Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each of the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Advisory Agreement was in the best interests of each Fund and its shareholders.

The Board of Trustees of Exchange Traded Concepts Trust unanimously recommends that shareholders of each Fund vote “FOR” Proposal 1A.

Information Relating to Proposal 1B

Proposed Advisory Agreement between
Exchange Traded Concepts Trust II and Exchange Traded Concepts, LLC

Horizons S&P 500® Covered Call ETF

The Old Advisory Agreement between Exchange Traded Concepts Trust II (the “Trust”) and the Adviser, dated May 23, 2013, on behalf of the Horizons S&P 500® Covered Call ETF (the “Fund”), was approved by the Trust’s Board of Trustees (the “Board”) on May 23, 2013, was approved by the Fund’s initial shareholder on May 23, 2013 and was not subsequently submitted to a vote of Fund shareholders.

A copy of the form of the Proposed Advisory Agreement between Exchange Traded Concepts Trust II and the Adviser is attached to this Proxy Statement as Exhibit B.

Description of the Proposed Advisory Agreement. The following description of the material terms of the Proposed Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit B.

Duration and Termination. The Proposed Advisory Agreement, like the Old Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. The Interim Advisory Agreement will remain in effect for a period of up to 150 days, unless sooner terminated.

Like the Old Advisory Agreement, the Proposed Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund or (ii) by the Adviser by not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust.

Advisory Services. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement require that the Adviser (i) provide the Fund with investment research, advice and supervision and furnish continuously an investment program for the Fund, consistent with the Fund’s investment objective and policies; (ii) oversee the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust; (iii) if it exercises its authority under the agreements to select and retain sub-advisers to the Fund, supervise the activities of the sub-advisers; (iv) administer the Fund’s business affairs, provide office facilities and equipment and certain clerical, bookkeeping and administrative services, and provide its officers and employees to serve as officers or Trustees of the Trust; and (vi) bear the costs of all advisory and non-advisory services required to operate the Fund, except Excluded Expenses, as defined below, in exchange for a single unitary management fee. In addition, the Adviser is responsible for arranging transfer agency, custody, fund administration, securities lending, accounting, and other non-distribution related services necessary for the Horizons Funds to operate.

Management Fees. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that the Adviser receives a unitary management fee based on the Fund’s average daily net assets at the annual rate set forth in the table below. The fee is computed daily and paid monthly. The aggregate amount of advisory fees paid to the Adviser by the Fund for the Fund’s last fiscal period is also set forth in the table below.

Fund	Advisory Fee Rate	Aggregate Amount of Advisory Fees Paid to the Adviser by the Fund
Horizons S&P 500® Covered Call ETF	65 bps	$103,348[1]

[1]	For the fiscal period beginning June 24, 2013 (commencement of operations) through April 30, 2014.

The Interim Advisory Agreement differs from the Old Advisory Agreement and Proposed Advisory Agreement in that, as required by Rule 15a-4 under the 1940 Act, compensation payable to the Adviser will be kept in an escrow account pending shareholder approval of a new advisory agreement. If the Proposed Advisory Agreement is not approved by Fund shareholders, the Adviser will be entitled to be paid the lesser of any costs incurred in performing the interim contract and the total amount in the escrow account.

Brokerage Policies. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement authorize the Adviser to select (or oversee a sub-adviser’s selection of) the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Adviser to seek (or oversee a sub-adviser that will seek) for the Fund the most favorable execution and net price available under the circumstances. The Adviser (or a sub-adviser) may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research services provided by the broker to the Adviser or its sub-adviser.

For the Fund’s most recently completed fiscal period, the Fund did not pay any commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund or the Adviser or affiliated persons of such persons.

Payment of Expenses. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that the Adviser will bear its own costs of providing services under the agreement and is obligated to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Agreement, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).

Other Provisions. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that the Adviser shall indemnify and hold harmless the Trust, its affiliated persons, and controlling persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties, or by reason of the reckless disregard of its obligations and duties under the agreement. All other litigation arising out of the agreement, or any and every other nature, shall be satisfied solely out of the assets of the Fund, and the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Executive Officers and Directors of the Adviser. Information regarding the principal executive officers and directors of the Adviser is set forth in Appendix A.

Other Funds with Similar Investment Objectives. Below is a list of other funds with similar investment objectives as the Fund managed by the Adviser, the size of each other fund and the rate of the Adviser’s compensation with respect to each other fund. The advisory fee is a unitary management fee based on each fund’s average daily net assets at the annual rate set forth in the table below. The fee is computed daily and paid monthly. The other funds’ investment objectives are similar to the Funds in that each fund’s investment objective is to seek to track, before fees and expenses, the performance of an underlying index, which is also listed below.

Fund	Advisory Fee Rate	Assets of 12/31/14	Underlying Index
Forensic Accounting ETF	85 bps	$16,398,955	Del Vecchio Earnings Quality Index[1]
Robo-StoxTM Global Robotics and Automation Index ETF	95 bps	$104,570,189	The Robo-STOX Global Robotics and Automation Index[2]
Janus Equal Risk Weighted Large Cap ETF	65 bps	$2,634,728	Janus Equal Risk Weighted Large Cap Index[3]
YieldShares High Income ETF	50 bps	$80,393,531	ISE High IncomeTM Index[4]
EMQQ The Emerging Markets Internet & Ecommerce ETF	86 bps	$4,531,185	EMQQ The Emerging Markets Internet & Ecommerce IndexTM 5
Yorkville High Income MLP ETF	82 bps	$239,629,946	Solactive High Income MLP Index[6]
Yorkville High Income Infrastructure MLP ETF	82 bps	$58,794,698	Solactive High Income Infrastructure MLP Index[7]

Fund	Advisory Fee Rate	Assets of 12/31/14	Underlying Index
Source EURO STOXX 50 ETF	The greater of a minimum fee of $250,000, or 4 bps on the first $1.5 billion; 2 bps on the next $2.5 billion; and 1.5 bps on assets over $4 billion.[9]	$38,404,955	EURO STOXX 50 Net Return Index (USD)[8]
AlphaClone Alternative Alpha ETF	95 bps	$88,872,433	AlphaClone Hedge Fund Long/Short Index[10]
Vident International Equity Fund	75 bps	$696,516,034	Vident International Equity Index[11]
Vident Core U.S. Equity Fund	55 bps	$297,573,181	Vident Core U.S. Equity Index[12]
Deep Value ETF	80 bps	$214,550,445	Tiedemann Wealth Management Deep Value Index[13]
Falah Russell-IdealRatings U.S. Large Cap ETF	70 bps	$1,288,873	Russell-IdealRatings Islamic U.S. Large Cap Index[14]
Vident Core U.S. Bond Strategy ETF	45 bps	$367,471,656	Vident Core U.S. Bond Strategy Index[15]

1. Comprised of 380-400 equity securities and designed to measure the performance of certain U.S. large capitalization companies that have been selected and ranked according to their “earnings quality.”
2. Comprised of U.S. and non-U.S. securities of robotics-related and/or automation related companies.
3. Comprised of all of the stocks in the S&P 500 Index, weighted according to a proprietary risk-weighting methodology.
4. Comprised of U.S. exchange-listed closed-end funds.
5. Comprised of publicly-traded, emerging market internet and ecommerce companies.
6. Comprised of master limited partnerships (“MLPs”) publicly-traded on a U.S. securities exchange.
7. Comprised of infrastructure MLPs publicly-traded on a U.S. securities exchange.
8. Comprised of equity securities designed to represent the performance of some of the largest companies across various sectors in Europe.
9. In addition, if the combined average daily net assets of all series in the Source ETF Trust is greater than $1 billion on September 16, 2016, the management fee from Source will be: 4 bps on the first $500 million; 3 bps on the next $1 billion; 2 bps on the next $2.5 billion; and 1.5 bps on assets over $4 billion.
10. Comprised of U.S. equity securities selected based on a proprietary hedge fund position replication methodology.
11. Comprised of emerging market securities selected by various governance screens.

12. Comprised of domestic equities selected by various governance screens.
13. Comprised of large capitalization securities selected based on various valuation metrics.
14. Comprised of the common stock of Shariah compliant large capitalization U.S. companies.
15. Comprised of fixed income securities selected by various governance screens.

Required Vote. Approval of Proposal 1B with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund when a quorum is present. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares.

If Proposal 1B is approved by the Fund’s shareholders, the Proposed Advisory Agreement, with respect to such Fund, is expected to become effective on the date of the Meeting. If Proposal 1B is not approved by the Fund’s shareholders, the Adviser will continue to serve as investment adviser to such Fund pursuant to the Interim Advisory Agreement, and the Board will consider alternatives for the Fund, including seeking subsequent approval of a new investment advisory agreement by Fund shareholders.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, upon the Fund’s shareholder approval of Proposal 1B, the Adviser will continue providing the Fund the same level of services as it provided under the Old Advisory Agreement and currently provides under the Interim Advisory Agreement. The Board was presented with information demonstrating that the Proposed Advisory Agreement would enable Fund shareholders to continue to obtain quality services at a cost that is fair and reasonable.

In considering the Proposed Advisory Agreement, the Board took into consideration (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the historical performance of the Fund; (iii) the Adviser’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Adviser or its affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant. In their deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided. The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, such as providing portfolio investment management services. The Board noted that the services to be provided under the Proposed Advisory Agreement were identical in all material respects to those services provided under the Old Advisory Agreement and Interim Advisory Agreement. In particular, they noted that the Adviser has served as the Fund’s investment adviser since its inception.

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure The Board also considered the Adviser’s experience working with ETFs, including the Fund and series of the other Trusts managed by the Adviser. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff. The Board also considered the overall quality of the Adviser’s personnel, operations, financial condition, and investment advisory capabilities.

The Board considered other services provided to the Fund, such as overseeing the activities of the Fund’s investment sub-adviser and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.

Historical Performance. The Board then considered the past performance of the Fund. The Board noted that the index-based investment objective of the Fund made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which the Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of the Fund, including the construction of its underlying index and the addition or deletion of securities from the underlying index. The Board reviewed the information regarding the Fund’s index tracking, noting that the Fund satisfactorily tracked its underlying index.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid to the Adviser for its services to the Fund under the Proposed Advisory Agreement and compared the advisory fees to be paid by the Fund to those paid by comparable funds. The Board noted that the Fund’s advisory fees were consistent with the range of advisory fees paid by other peer funds.

The Board noted that the advisory fees payable under the Proposed Advisory Agreement were identical to the advisory fees paid under the Old Advisory Agreement. The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning that the Fund would pay no expenses other than the Excluded Expenses. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board considered the costs and expenses incurred by the Adviser in providing advisory services, evaluated the compensation and benefits expected to be received by the Adviser from its relationship with the Fund, and performed a profitability analysis with respect to the Fund. The Board concluded that the advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for the Fund whether economies of scale have been realized. The Board concluded that no significant economies of scale have been realized by the Fund and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Advisory Agreement on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees of Exchange Traded Concepts Trust II unanimously recommends that shareholders of the Fund vote “FOR” Proposal 1B.

PROPOSAL 2
 Approval of New Sub-Advisory Agreements
Background

As described above under “Proposal 1—Background,” the Transaction resulted in the termination of the Old Advisory Agreements between each Trust and the Adviser. The Transaction also resulted in the termination of the sub-advisory agreement between the Adviser and Yorkville ETF Advisors, LLC, on behalf of the Yorkville High Income MLP ETF and the Yorkville High Income Infrastructure MLP ETF (the “Yorkville Sub-Advisory Agreement”). Further, the termination of the Old Advisory Agreements caused the automatic termination of all of the Adviser’s other sub-advisory agreements (together with the Yorkville Sub-Advisory Agreement, each an “Old Sub-Advisory Agreement”). Accordingly, in Proposals 2A, 2B, 2C, and 2D (collectively, “Proposal 2”), the Boards are requesting that shareholders approve new sub-advisory agreements (each, a “Proposed Sub-Advisory Agreement”) with the sub-advisers (each, a “Sub-Adviser”) listed under the fourth column in the following tables:

Exchange Traded Concepts Trust

Fund	Sub-Adviser(s) under Old Sub-Advisory Agreement	Sub-Adviser(s) under Interim Sub-Advisory Agreement	Sub-Adviser(s) under Proposed Sub-Advisory Agreement
Forensic Accounting ETF	Index Management Solutions LLC	Penserra Capital Management LLC	Vident Investment Advisory LLC
ROBO-STOXTM Global Robotics and Automation Index ETF	Index Management Solutions LLC	Penserra Capital Management LLC	Vident Investment Advisory LLC
Janus Equal Risk Weighted Large Cap ETF	Index Management Solutions LLC	Penserra Capital Management LLC	Vident Investment Advisory LLC
YieldShares High Income ETF	Index Management Solutions LLC	Penserra Capital Management LLC	Vident Investment Advisory LLC
EMQQ The Emerging Markets Internet & Ecommerce ETF	Penserra Capital Management LLC	Penserra Capital Management LLC	Penserra Capital Management LLC
Yorkville High Income MLP ETF	Yorkville ETF Advisors, LLC Index Management Solutions LLC	Yorkville ETF Advisors, LLC Penserra Capital Management LLC	Yorkville ETF Advisors, LLC Penserra Capital Management LLC
Yorkville High Income Infrastructure MLP ETF	Yorkville ETF Advisors, LLC Index Management Solutions LLC	Yorkville ETF Advisors, LLC Penserra Capital Management LLC	Yorkville ETF Advisors, LLC Penserra Capital Management LLC

Exchange Traded Concepts Trust II
Fund	Sub-Adviser under Old Sub-Advisory Agreement	Sub-Adviser under Interim Sub-Advisory Agreement	Sub-Adviser under Proposed Sub-Advisory Agreement
Horizons S&P 500® Covered Call ETF	Horizons ETFs Management (USA) LLC	Horizons ETFs Management (USA) LLC	Horizons ETFs Management (USA) LLC

In anticipation of the Transaction, at a special in-person meeting on December 19, 2014, the Boards, including a majority of the Independent Trustees, approved interim sub-advisory agreements between the Adviser and the Sub-Advisers listed in the third column of the table above (each, an “Interim Sub-Advisory Agreement”). As permitted by the 1940 Act, certain of the Sub-Advisers under the Old Sub-Advisory Agreements, including Yorkville ETF Advisors, LLC (“Yorkville Advisors”), Penserra Capital Management LLC (“Penserra”), and Horizons ETFs Management (USA) LLC (“Horizons”) continued serving as sub-advisers to their respective Funds upon the effectiveness of the Transaction pursuant to Interim Sub-Advisory Agreements. However, with respect to Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (the “Yorkville Funds”), Forensic Accounting ETF, ROBO-STOXTM Global Robotics and Automation Index ETF, and Janus Equal Risk Weighted Large Cap ETF, each of which was sub-advised by Index Management Solutions LLC (“IMS”), the Board approved Interim Sub-Advisory Agreements with Penserra, at the recommendation of the Adviser, to replace the Old Sub-Advisory Agreements between the Adviser and IMS.

All Funds, except the Yorkville Funds. The Interim Sub-Advisory Agreements have the same sub-advisory fee rates as the Old Sub-Advisory Agreements. For all Funds, except the Yorkville Funds, the Interim Sub-Advisory Agreements are also the same in all other material respects as the Old Sub-Advisory Agreements, except that the Funds formerly sub-advised by IMS are being sub-advised by Penserra and, as required by the 1940 Act, the Interim Sub-Advisory Agreements have a term of up to 150 days.

Yorkville Funds. The Interim Sub-Advisory Agreements have the same sub-advisory fee rates as the Old Sub-Advisory Agreements. The Yorkville Funds, however, have two sets of Interim Sub-Advisory Agreements. The Interim Sub-Advisory Agreement between the Adviser and Yorkville Advisors is the same in all material respects as the Old Sub-Advisory Agreement, except that, as required by the 1940 Act, the Interim Sub-Advisory Agreement has a term of up to 150 days and requires that compensation payable to Yorkville Advisors be kept in an escrow account pending shareholder approval of the Proposed Sub-Advisory Agreement. If the Proposed Sub-Advisory Agreement between the Adviser and Yorkville Advisors is not approved by Fund shareholders, Yorkville Advisors, under the Interim Sub-Advisory Agreement, will be entitled to be paid the lesser of any costs incurred in performing the interim contract and the total amount in the escrow account. The Interim Sub-Advisory Agreement with Yorkville Advisors is subject to the same escrow account requirement as the Interim Advisory Agreements because Yorkville Advisors the Old Sub-Advisory Agreement terminated as a result of the Transaction. Further, the Interim Sub-Advisory Agreement between the Adviser and Penserra, also with respect to the Yorkville Funds, is the same in all material respects as the Old Sub-Advisory Agreement between the Adviser and IMS, except that Penserra replaced IMS and, as required by the 1940 Act, the Interim Sub-Advisory Agreement has a term of up to 150 days.

The Proposed Sub-Advisory Agreements require shareholder approval in order to enable the Funds to continue to be managed in a manner that is substantially similar to the management of the Funds prior to the Transaction. At a meeting on January 22, 2015, the Boards, including a majority of the Independent Trustees, approved the Proposed Sub-Advisory Agreements and recommended that they be submitted to Fund shareholders for approval.

The Proposed Sub-Advisory Agreements are substantially similar to the Old Sub-Advisory Agreements that were in place for the Funds. With respect to the Funds previously sub-advised by IMS, however, the Board of Trustees of Exchange Traded Concepts Trust has determined to replace IMS as sub-adviser. Accordingly, the Proposed Sub-Advisory Agreements for those Funds involve new entities as sub-advisers, either Vident Investment Advisory, LLC or Penserra Capital Management LLC, and new fee arrangements with those sub-advisers. The proposed new fee arrangements will not change the overall investment advisory fees paid by the Funds. The terms of the Proposed Sub-Advisory Agreements are otherwise substantially similar to the corresponding Old Sub-Advisory Agreements with IMS.

Information Relating to Proposal 2A

Vident Investment Advisory LLC
Proposed Sub-Advisory Agreement

Forensic Accounting ETF
ROBO-STOXTM Global Robotics and Automation Index ETF
Janus Equal Risk Weighted Large Cap ETF
YieldShares High Income ETF

In Proposal 2A, the Board of Trustees of the Exchange Traded Concepts Trust (the “Trust”) requests that shareholders approve a Proposed Sub-Advisory Agreement between the Adviser and Vident Investment Advisory LLC (“Vident”) with respect to the Forensic Accounting ETF, ROBO-STOXTM Global Robotics and Automation Index ETF, Janus Equal Risk Weighted Large Cap ETF (formerly, VelocityShares Equal Risk Weighted Large Cap ETF) and YieldShares High Income ETF (collectively, the “Vident Funds”).

Prior to the Transaction, the Vident Funds were sub-advised by IMS pursuant to the Old Sub-Advisory Agreement dated March 2, 2012, as amended, which was approved by each Fund’s initial shareholder on the dates shown below, and was not subsequently submitted to a vote of Fund shareholders. The Old Sub-Advisory Agreement was renewed by the Trust’s Board of Trustees (the “Board”) on February 18, 2014.

Fund	Shareholder Approval Date
Forensic Accounting ETF	January 30, 2013
ROBO-STOXTM Global Robotics and Automation Index ETF	October 16, 2013
Janus Equal Risk Weighted Large Cap ETF	July 28, 2013
YieldShares High Income ETF	June 11, 2012

However, upon the recommendation of the Adviser and having conducted due diligence regarding Vident, the Board has determined that the approval of Vident as the sub-adviser to the Vident Funds is in the best interests of the Vident Funds and their shareholders. The approval of Vident stems from a change in personnel at IMS. On or about November 11, 2014, Denise M. Krisko, previously the Chief Investment Officer of IMS, left IMS to join Vident as its President. Prior to leaving IMS, Ms. Krisko had been each Fund’s portfolio manager since its inception.

In connection with Ms. Krisko’s departure from IMS, the Adviser met with Ms. Krisko and Mr. Nicholas A. Stonestreet, the Chief Executive Officer of Vident and Vident Financial, LLC, Vident’s parent company, to discuss Vident’s interest in becoming the Funds’ sub-adviser to enable the Funds to benefit from Ms. Krisko’s continued management of the Funds. After meeting with Ms. Krisko and Mr. Stonestreet and conducting due diligence regarding Vident, the Adviser determined that the approval of Vident as each Fund’s sub-adviser was in the best interests of each Fund and its shareholders. Consequently, the Adviser recommended to the Board that it approve the Proposed Sub-Advisory Agreement between Vident and the Adviser to enable Vident to serve as each Fund’s sub-adviser and to enable Ms. Krisko to resume having primary responsibility for the day-to-day management of each Vident Fund upon shareholder approval. The Adviser also recommended that the Proposed Sub-Advisory Agreement be presented to shareholders of each Vident Fund for approval prior to the expiration of each Fund’s Interim Sub-Advisory Agreement between the Adviser and Penserra, which is limited to a term of no more than 150 days.

Description of the Proposed Sub-Advisory Agreement. The following description of the material terms of the Proposed Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the form of Proposed Sub-Advisory Agreement between the Adviser and Vident, which is attached to this Proxy Statement as Exhibit C. The terms of the Proposed Sub-Advisory Agreement with Vident are substantially similar to the terms of the Old Sub-Advisory Agreement with IMS and the Interim Sub-Advisory Agreement with Penserra, except that compensation to Vident is proposed to be different than that paid under the Old-Sub Advisory and the Interim Sub-Advisory Agreements.

Duration and Termination. The Proposed Sub-Advisory Agreement, like the Old Sub-Advisory Agreement between the Adviser and IMS, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. The Interim Sub-Advisory Agreement with Penserra will remain in effect for a period of up to 150 days, unless sooner terminated.

The Proposed Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser; or (ii) by the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board. These termination provisions are identical to the Old Sub-Advisory Agreement’s termination provisions.

Sub-Advisory Services. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement require that the Sub-Adviser manage all of the securities and other assets of the Funds, in particular the purchase, retention and disposition of Fund assets, in accordance with the Funds’ investment objective, guidelines, policies and restrictions, subject to the supervision of the Adviser and the Board. Under each sub-advisory agreement, the Sub-Adviser determines the Fund assets to be purchased or sold by a Fund and places orders with or through broker-dealers selected by the Sub-Adviser.

Management Fees. The Proposed Sub-Advisory Agreement has a sub-advisory fee, paid by the Adviser and not by the Funds, based on each Fund’s average daily net assets at the annual rate set forth in the table below. The fees are computed daily and paid monthly. The aggregate amount of sub-advisory fees paid to the Sub-Adviser by the Adviser for each Fund’s last fiscal period is also set forth in the table below. As discussed above, the sub-advisory fees under the Proposed Sub-Advisory Agreement are different than the sub-advisory fees under the Old Sub-Advisory Agreement. The proposed new sub-advisory fees are listed in the table below, along with the amount a sub-adviser would have received had the proposed fees been in effect, and the percentage difference between the amounts actually received and those which would have been received under the Proposed Sub-Advisory Agreement. The sub-advisory fees under the Proposed Sub-Advisory Agreement will not change the overall investment advisory fees paid by the Funds.

Fund	(i) Sub-Advisory Fee Rate under the Old Sub-Advisory Agreement	(ii) Aggregate Amount of Sub-Advisory Fees Paid to the Sub-Adviser by the Adviser	(iii) Sub-Advisory Fee Rate under the Proposed Sub-Advisory Agreement	(iv) Aggregate Amount of Sub-Advisory Fees That Would Have Been Paid to the Sub-Adviser by the Adviser under the Proposed Sub-Advisory Agreement	(v) Difference between (ii) and (iv) as a percentage of (ii)
Forensic Accounting ETF	The greater of 4.5 bps or $10,000 annual minimum	$10,000[1]	The greater of 5 bps or $15,000 annual minimum	$15,000[1]	50%
Robo-StoxTM Global Robotics and Automation Index ETF	The greater of 7.5 bps or $15,000 annual minimum	$20,911[2]	The greater of 4 bps or $20,000 annual minimum	$17,320[2]	(17%)
Janus Equal Risk Weighted Large Cap ETF	The greater of 5.5 bps or $10,000 annual minimum	$7,500[3]	The greater of 5 bps or $15,000 annual minimum	$11,250[3]	50%
YieldShares High Income ETF	The greater of 4.5 bps or $10,000 annual minimum	$30,645[4]	The greater of 3 bps or $20,000 annual minimum	$21,373[4]	(30%)

[1]	For the fiscal year ended November 30, 2014.
[2]	For the fiscal period beginning October 21, 2013 (commencement of operations) through April 30, 2014.
[3]	For the fiscal period beginning July 29, 2013 (commencement of operations) through April 30, 2014.
[4]	For the fiscal year ended December 31, 2014.

Brokerage Policies. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement authorize the Funds’ Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and direct the Sub-Adviser to seek for the Funds the most favorable execution and net price available under the circumstances. The Sub-Adviser may cause the Funds to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research services provided by the broker to the Sub-Adviser.

For each Fund’s most recently completed fiscal period, no Fund paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund or the Sub-Adviser or affiliated persons of such persons.

Payment of Expenses. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Funds.

Other Provisions. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof, and all controlling persons from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising from or in connection with the performance of the Sub-Adviser’s obligations under the agreements; provided, however, that the Sub-Adviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising from or in connection with the performance of the Adviser’s obligations under the agreements; provided, however, that the Adviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement.

Portfolio Managers. Under the Interim Sub-Advisory Agreement, Dustin Lewellyn, CFA, Managing Director of Penserra, serves as each Fund’s portfolio manager and is primarily responsible for the day to day management of the Funds. Upon shareholder approval of the Proposed Sub-Advisory Agreement described under Proposal 2A, Denise M. Krisko, CFA, President and portfolio manager of Vident, will have primary responsibility for the day-to-day management of the Vident Funds.

Ms. Krisko became the President of Vident in November 2014 and has over nineteen years of investment management experience. Ms. Krisko was previously the Chief Investment Officer and managed each Fund on behalf of the Fund’s previous sub-adviser, IMS, from the Fund’s inception until November 2014. Prior to joining IMS, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

Executive Officers and Directors of Vident. The address of Vident and its executive officers and directors is 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. Vident was formed in 2014 and, as of the date of this Proxy Statement, manages one other fund in another trust that does not have similar investment objectives as the Funds. The following are the executive officers and directors of Vident:

Name	Position with Sub-Adviser
Nicholas A. Stonestreet	Chief Executive Officer
Andrew T. Schmuhl	Chief Compliance Officer
Denise M. Krisko	President

Additional Information about the Trust and Vident. No Trustee or officer of the Trust holds any position with Vident.

Other Funds with Similar Investment Objectives. Below is a list of other funds with similar investment objectives as the Funds managed by Vident, the size of each other fund and the rate of Vident’s compensation with respect to each other fund. The basis point component of the sub-advisory fee is based on the fund’s average daily net assets at the annual rate set forth in the table below. The fee is computed daily and paid monthly. The other fund’s investment objectives are similar to the Funds in that the fund’s investment objective is to seek to track, before fees and expenses, the performance of an underlying index, which is also listed below.

Fund	Sub-Advisory Fee Rate	Assets of 12/31/14	Underlying Index
Vident Core U.S. Equity Fund	The greater of 2.75 bps or $10,000 annual minimum	$297,573,181	Vident Core U.S. Equity Index[1]

1 Comprised of domestic equities selected by various governance screens.

Required Vote. Approval of Proposal 2A with respect to each Vident Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund when a quorum is present. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares.

If Proposal 2A is approved by a Vident Fund’s shareholders, the Proposed Sub-Advisory Agreement, with respect to such Fund, is expected to become effective on the date of the Meeting. If Proposal 2A is not approved by a Vident Fund’s shareholders, Penserra will continue to serve as sub-adviser to such Fund pursuant to the Interim Sub-Advisory Agreement, and the Board will consider alternatives for the Fund, including seeking subsequent approval of a new sub-advisory agreement by Fund shareholders. Approval of the Proposed Sub-Advisory Agreement by shareholders of one Vident Fund is not contingent on approval of the Proposed Sub-Advisory Agreement by shareholders of any other Vident Fund.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Sub-Advisory Agreement are fair to, and in the best interests of, each Fund and its shareholders. The Board believes that, upon a Fund’s shareholder approval of Proposal 2A, Vident will begin providing the same level of services as Penserra currently provides under the Interim Sub-Advisory Agreement and IMS provided under the Old Sub-Advisory Agreement. The Board was presented with information demonstrating that the Proposed Sub-Advisory Agreement would enable Fund shareholders to continue to obtain quality services at a cost that was fair and reasonable.

In considering the Proposed Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent and quality of the services to be provided by Vident; (ii) the historical performance of the Funds; (iii) Vident’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by Vident or its affiliates; (iv) comparative fee and expense data for the Vident Funds; (v) the extent to which the sub-advisory fees for the Vident Funds reflect economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services Provided. The Board considered the Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, including the qualifications, experience and responsibilities of the portfolio managers. The Board noted that the services to be provided under the Proposed Sub-Advisory Agreement were identical in all material respects to those services provided under the Old Sub-Advisory Agreement. In particular, they noted that Ms. Krisko, the President of Vident, served as the portfolio manager of each of the Funds for the period from their inception through November 2014.

In considering the nature, extent and quality of the services to be provided by Vident, the Board considered the quality of Vident’s compliance infrastructure and the determination of the Trust’s Chief Compliance Officer that Vident has appropriate compliance policies and procedures in place. The Board noted that it had previously received a copy of Vident’s registration form (“Form ADV”), as well as the response of Vident to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff. After discussion, the Independent Trustees concluded that the overall quality of Vident’s personnel, operations, financial condition, and investment advisory capabilities is appropriate to perform its duties under the Proposed Sub-Advisory Agreement and that the nature, overall quality, cost and extent of such services was expected to be satisfactory.

Historical Performance. The Board then considered the past performance of the Funds. The Board noted that the Sub-Adviser had not previously managed the Funds but that the Sub-Adviser’s portfolio manager had been primarily responsible for the day-to-day management of the Funds from their inception until November 2014.

The Board also noted that the index-based investment objective of each Fund made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which each Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of the Funds, including the construction of their underlying indices and the addition or deletion of securities from the underlying indices. The Board reviewed the information regarding each Fund’s index tracking. With respect to the Forensic Accounting ETF, the Board noted that the Fund satisfactorily tracked its underlying index. With respect to the other Funds, although each Fund had underperformed its underlying index over certain periods as reflected in the meeting materials, each Fund’s recent performance was more in line with its underlying index and did not necessitate significant additional review. The Board further noted that it would receive regular reports from Vident regarding the Funds’ performance at its quarterly meetings.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees to be paid by the Adviser to Vident for its services to each Fund under the Proposed Sub-Advisory Agreement. The Board noted that, like the Old Sub-Advisory Agreement, the sub-advisory fees under the Proposed Sub-Advisory Agreement had two components: 1) a basis point fee based on assets under management and 2) a minimum annual fee. The Board further noted that each Fund’s basis point fee, with the exception of the Forensic Accounting ETF, were lower than the basis point sub-advisory fees paid under the Old Sub-Advisory Agreement. In addition, the Board noted that, with respect to the Forensic Accounting ETF, the proposed basis point fee was higher than the fee under the Old Sub-Advisory Agreement and that, with respect to all of the Vident Funds, except the ROBO-STOX Global Robotics and Automation ETF, the annual minimum fees were higher than the minimum fees under the Old Sub-Advisory Agreement. The Board considered that the fees to be paid to Vident would be paid by the Adviser, not by the Fund, and noted that the fee reflected an arms-length negotiation between the Adviser and Vident. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board concluded that the proposed sub-advisory fee was reasonable.

The Board considered the costs and expenses incurred by Vident in providing sub-advisory services, evaluated the compensation and benefits expected to be received by Vident from its relationship with the Funds, and performed a profitability analysis with respect to each of the Vident Funds. The Board concluded for each Fund that the advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for each Vident Fund whether economies of scale have been realized. The Board concluded that no significant economies of scale have been realized by any of the Vident Funds and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Sub-Advisory Agreement on behalf of each Vident Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each of the Vident Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Sub-Advisory Agreement was in the best interests of each Vident Fund and its shareholders.

The Board of Trustees of Exchange Traded Concepts Trust unanimously recommends that shareholders of each Vident Fund vote “FOR” Proposal 2A.

Information Relating to Proposal 2B

Penserra Capital Management LLC
Proposed Sub-Advisory Agreement

EMQQ The Emerging Markets Internet & Ecommerce ETF
Yorkville High Income MLP ETF
Yorkville High Income Infrastructure MLP ETF

In Proposal 2B, the Board of Trustees of the Exchange Traded Concepts Trust (the “Trust”) requests that shareholders approve a Proposed Sub-Advisory Agreement between the Adviser and Penserra Capital Management LLC (“Penserra”) with respect to EMQQ The Emerging Markets Internet & Ecommerce ETF, Yorkville High Income MLP ETF, and Yorkville High Income Infrastructure MLP ETF (collectively, the “Penserra Funds”).

Prior to the Transaction, Penserra served as sub-adviser to EMQQ The Emerging Markets Internet & Ecommerce ETF (“EMQQ”) pursuant to the Old Sub-Advisory Agreement dated November 11, 2014, which was approved by the Trust’s Board of Trustees (the “Board”) on November 11, 2014, approved by EMQQ’s initial shareholder on November 11, 2014, and was not subsequently submitted to a vote of EMQQ shareholders. Index Management Solutions LLC (“IMS”) served as sub-adviser to Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (the “Yorkville Funds”) prior to the Transaction pursuant to the Old Sub-Advisory Agreement dated March 2, 2012, as amended, which was approved by each Yorkville Fund’s initial shareholder on March 1, 2012 and February 11, 2013, respectively, and was not subsequently submitted to a vote of either Yorkville Fund’s shareholders. The Old Sub-Advisory Agreement for the Yorkville Funds was renewed by the Board on February 18, 2014. Upon the recommendation of the Adviser and having conducted due diligence regarding Penserra, and based on the Board’s recent experience with Penserra sub-advising EMQQ, the Board has determined that approval of Penserra as the sub-adviser to the Yorkville Funds is in the best interests of those Funds and their shareholders. The Board also has determined that approval of Penserra to continue as the sub-adviser to EMQQ is in the best interest of EMQQ and its shareholders.

Description of the Proposed Sub-Advisory Agreement. The following description of the material terms of the Proposed Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the form of the Proposed Sub-Advisory Agreement between the Adviser and Penserra, which is attached to this Proxy Statement as Exhibit D. The terms of the Proposed Sub-Advisory Agreement with Penserra are substantially similar to the terms of the Old Sub-Advisory Agreement with IMS and identical Penserra’s Interim Sub-Advisory Agreement and Old Sub-Advisory Agreement with respect to EMQQ, except that compensation to Penserra is proposed to be different than that paid under the Old-Sub Advisory and the Interim Sub-Advisory Agreements.

Duration and Termination. The Proposed Sub-Advisory Agreement, like each of the Old Sub-Advisory Agreements, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. The Interim Sub-Advisory Agreement will remain in effect for a period of up to 150 days, unless sooner terminated.

The Proposed Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser; or (ii) by the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board. These termination provisions are identical to the termination provisions of the Old Sub-Advisory Agreement with Penserra and identical to the termination provisions of the Old Sub-Advisory Agreement with IMS.

Sub-Advisory Services. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement require that the Sub-Adviser manage all of the securities and other assets of the Fund, including the purchase, retention and disposition of Fund assets, in accordance with the Fund’s investment objective, guidelines, policies and restrictions, subject to the supervision of the Adviser and the Board. Under each sub-advisory agreement, the Sub-Adviser determines the Fund assets to be purchased or sold by a Fund and places orders with or through broker dealers selected by the Sub-Adviser.

Management Fees. The Proposed Sub-Advisory Agreement has a sub-advisory fee, paid by the Adviser and not by the Funds, based on each Fund’s average daily net assets at the annual rate set forth in the table below. The fees are computed daily and paid monthly. The aggregate amount of sub-advisory fees paid to the Sub-Adviser by the Adviser for each Fund’s last fiscal period is also set forth in the table below. As discussed above, for the Yorkville Funds, the sub-advisory fees under the Proposed Sub-Advisory Agreements are different than the sub-advisory fees under the Old Sub-Advisory Agreement. The proposed new sub-advisory fees are listed in the table below, along with the amount a sub-adviser would have received had the proposed fees been in effect, and the percentage difference between the amounts actually received and those which would have been received under the Proposed Sub-Advisory Agreement. The sub-advisory fees under the Proposed Sub-Advisory Agreement would not impact the overall investment advisory fees paid by the Yorkville Funds, which are not proposed to change from the Old Advisory Agreements.

Name of the Fund	(i) Sub-Advisory Fee Rate under the Old Sub-Advisory Agreement	(ii) Aggregate Amount of Sub-Advisory Fees Paid to the Sub-Adviser by the Adviser	(iii) Sub-Advisory Fee Rate under the Proposed Sub-Advisory Agreement	(iv) Aggregate Amount of Sub-Advisory Fees That Would Have Been Paid to the Sub-Adviser by the Adviser under the Proposed Sub-Advisory Agreement	(v) Difference between (ii) and (iv) as a percentage of (ii)
Yorkville High Income MLP ETF	The greater of 5.5 bps or $10,000 annual minimum	$162,323[2]	The greater of 5 bps or $25,000 annual minimum	$161,152[2]	(.5%)
Yorkville High Income Infrastructure MLP ETF	The greater of 5.5 bps or $10,000 annual minimum	$21,637[2]	The greater of 5 bps or $25,000 annual minimum	$25,029[2]	16%

[1]	The Fund was not in operation during the fiscal year ended August 31, 2014.
[2]	For the fiscal year ended November 30, 2014.

Brokerage Policies. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement authorize the Fund’s Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and direct the Sub-Adviser to seek for the Funds the most favorable execution and net price available under the circumstances. The Sub-Adviser may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research services provided by the broker to the Sub-Adviser.

For each Fund’s most recently completed fiscal period, no Fund paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund or the Sub-Adviser or affiliated persons of such persons.

Payment of Expenses. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Funds.

Other Provisions. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof, and all controlling persons from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising from or in connection with the performance of the Sub-Adviser’s obligations under the agreements; provided, however, that the Sub-Adviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising from or in connection with the performance of the Adviser’s obligations under the agreements; provided, however, that the Adviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement.

Portfolio Manager. Dustin Lewellyn, CFA, Managing Director of Penserra, has served as the portfolio manager to EMQQ since its inception. In addition, under the Interim Sub-Advisory Agreement, Mr. Lewellyn serves as each Yorkville Fund’s portfolio manager. As portfolio manager, he is primarily responsible for the day to day management of the Penserra Funds. Upon shareholder approval of the Proposed Sub-Advisory Agreement described under Proposal 2B, Mr. Lewellyn will continue to have primary responsibility for the day to day management of the Penserra Funds.

Mr. Lewellyn has been a Managing Director with Penserra since 2012 and is President and Founder of Golden Gate Investment Consulting LLC, a firm he started in 2011. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

Executive Officers and Directors of Penserra. Penserra Capital Management LLC, sub-adviser to the Penserra Funds, is a New York limited liability company. Penserra is located at 140 Broadway, 26th Floor, New York, New York 10005. Penserra provides investment advisory services to two other funds in separate trusts that do not have similar investment objectives to the Funds. The following are the executive officers and directors of Penserra:

Name	Position with Sub-Adviser
George Madrigal	President and Chief Executive Officer
Anthony Castelli	Chief Compliance Officer and Risk Manager
Dustin Lewellyn	Managing Director

Additional Information about the Trust and Penserra. No Trustee or officer of the Trust holds any position with Penserra.

Other Funds with Similar Investment Objectives. Below is a list of other funds with similar investment objectives as the Funds managed by Penserra, the size of each other fund and the rate of Penserra’s compensation with respect to each other fund. The basis point component of each sub-advisory fee is based on each fund’s average daily net assets at the annual rate set forth in the table below. The fee is computed daily and paid monthly. The other funds’ investment objectives are similar to the Funds in that each fund’s investment objective is to seek to track, before fees and expenses, the performance of an underlying index, which is also listed below.

Fund	Sub-Advisory Fee Rate	Assets of 12/31/14	Underlying Index
Purefunds ISE Cyber Security ETF	The greater of 5 bps or $20,000 annual minimum	$448,000,000	ISE Cyber Security Index[1]
Forensic Accounting ETF	The greater of 4.5 bps or $10,000 annual minimum	$16,398,955	Del Vecchio Earnings Quality Index[2]
ROBO-STOXTM Global Robotics and Automation Index ETF	The greater of 7.5 bps or $15,000 annual minimum	$104,570,189	The ROBO-STOX Global Robotics and Automation Index[3]
Janus Equal Risk Weighted Large Cap ETF	The greater of 5.5 bps or $10,000 annual minimum	$2,634,728	Janus Equal Risk Weighted Large Cap Index[4]
YieldShares High Income ETF	The greater of 4.5 bps or $10,000 annual minimum	$80,393,531	ISE High IncomeTM Index[5]

1. Composed of U.S. and non-U.S. securities (or their depositary receipts) of cyber security-related companies.
2. Comprised of 380-400 equity securities and designed to measure the performance of certain U.S. large capitalization companies that have been selected and ranked according to their “earnings quality.”
3. Comprised of U.S. and non-U.S. securities of robotics-related and/or automation related companies.
4. Comprised of all of the stocks in the S&P 500 Index, weighted according to a proprietary risk-weighting methodology.
5. Comprised of U.S. exchange-listed closed-end funds.

Required Vote. Approval of Proposal 2B with respect to each Penserra Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund when a quorum is present. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares.

If Proposal 2B is approved by a Penserra Fund’s shareholders, the Proposed Sub-Advisory Agreement, with respect to such Fund, is expected to become effective on the date of the Meeting. If Proposal 2B is not approved by a Penserra Fund’s shareholders, Penserra will continue to serve as sub-adviser to such Fund pursuant to the Interim Sub-Advisory Agreement, and the Board will consider alternatives for the Fund, including seeking subsequent approval of a new sub-advisory agreement by Fund shareholders. Approval of the Proposed Sub-Advisory Agreement by shareholders of one Penserra Fund is not contingent on approval of the Proposed Sub-Advisory Agreement by shareholders of any other Penserra Fund.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Sub-Advisory Agreement are fair to, and in the best interests of, each Penserra Fund and its shareholders. The Board believes that, upon a Fund’s shareholder approval of Proposal 2B, Penserra will continue providing the same level of services as it currently provides to each Fund under the Interim Sub-Advisory Agreement and that Penserra provided to EMQQ under the Old Sub-Advisory Agreement. The Board was presented with information demonstrating that the Proposed Sub-Advisory Agreement would enable Fund shareholders to continue to obtain quality services at a cost that was fair and reasonable.

In considering the Proposed Sub-Advisory Agreement, the Board took into consideration not only information provided to it in connection with the January 22, 2015 meeting, but also information that Penserra had provided the Board at its November 11, 2014 meeting in connection with its approval of Penserra’s Old Sub-Advisory Agreement with EMQQ. The information related to(i) the nature, extent and quality of the services to be provided by Penserra; (ii) the historical performance of the Penserra Funds; (iii) Penserra’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by Penserra or its affiliates; (iv) comparative fee and expense data for the Penserra Funds; (v) the extent to which the sub-advisory fees for the Penserra Funds reflect economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant. At the January 22, 2015 meeting, Penserra confirmed that no material changes had been made to the information that it had provided to the Board at its November 11, 2014 meeting.

Nature, Extent and Quality of Services Provided. The Board considered the Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, including the qualifications, experience and responsibilities of the portfolio managers. The Board noted that the services to be provided under the Proposed Sub-Advisory Agreement were identical in all material respects to those services provided under the Old Sub-Advisory Agreements.

In considering the nature, extent and quality of the services to be provided by Penserra, the Board considered the quality of Penserra’s compliance infrastructure and the determination of the Trust’s Chief Compliance Officer that Penserra has appropriate compliance policies and procedures in place. The Board noted that it had previously received a copy of Penserra’s registration form (“Form ADV”), as well as the response of Penserra to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff. After discussion, the Independent Trustees concluded that the overall quality of Penserra’s personnel, operations, financial condition, and investment advisory capabilities is appropriate to perform its duties under the Proposed Sub-Advisory Agreement and that the nature, overall quality, cost and extent of such services was expected to be satisfactory.

Historical Performance. The Board then considered the past performance of each Fund, including the Funds with limited historical performance. The Board noted that the Sub-Adviser had not previously managed any of the Penserra Funds, except EMQQ. With respect to EMQQ, the Board noted that the index-based investment objective of the Fund made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which the Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of EMQQ, including the construction of its underlying index and the addition or deletion of securities from the underlying index. The Board reviewed the information regarding the Fund’s index tracking and tracking error, noting that the Fund satisfactorily tracked its underlying index during its limited period of operations since inception.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees to be paid by the Adviser to Penserra for its services to each Fund under the Proposed Sub-Advisory Agreement. The Board noted that, like the Old Sub-Advisory Agreement, the sub-advisory fees under the Proposed Sub-Advisory Agreement had two components: 1) a basis point fee based on assets under management and 2) a minimum annual fee. The Board noted that, for the Yorkville Funds, the basis point fees were lower than the basis point fees under the Old Sub-Advisory Agreement, but that the minimum annual fees were higher. The Board considered, however, that the fees to be paid to Penserra would be paid by the Adviser, not by the Fund, and noted that the fee reflected an arms-length negotiation between the Adviser and Penserra. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board concluded that the proposed sub-advisory fee was reasonable.

The Board considered the costs and expenses incurred by Penserra in providing sub-advisory services, evaluated the compensation and benefits expected to be received by Penserra from its relationship with the Funds, and performed a profitability analysis with respect to each of the Penserra Funds. The Board concluded for each Fund that the sub-advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for each Penserra Fund whether economies of scale have been realized. The Board concluded that no significant economies of scale have been realized by any of the Penserra Funds and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Sub-Advisory Agreement on behalf of each Penserra Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each of the Penserra Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Sub-Advisory Agreement was in the best interests of each Penserra Fund and its shareholders.

The Board of Trustees of Exchange Traded Concepts Trust unanimously recommends that shareholders of each Penserra Fund vote “FOR” Proposal 2B.

Information Relating to Proposal 2C

Yorkville ETF Advisors, LLC
Proposed Sub-Advisory Agreement

Yorkville High Income MLP ETF
Yorkville High Income Infrastructure MLP ETF

In Proposal 2C, the Board of Trustees of Exchange Traded Concepts Trust (the “Trust”) requests that shareholders approve a Proposed Sub-Advisory Agreement between the Adviser and Yorkville ETF Advisors, LLC (“Yorkville Advisors” or the “Sub-Adviser”) with respect to the Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (collectively, the “Yorkville Funds”). Prior to the Transaction, Yorkville served as sub-adviser to the Yorkville Funds pursuant to the Old Sub-Advisory Agreement dated March 7, 2012, as amended October 1, 2013, which was approved by each Yorkville Fund’s initial shareholder on March 1, 2012 and February 11, 2013, respectively, and was not subsequently submitted to a vote of either Yorkville Fund’s shareholders. The Old Sub-Advisory Agreement was renewed by the Trust’s Board of Trustees (the “Board”) on February 18, 2014.

Description of the Proposed Sub-Advisory Agreement. The following description of the material terms of the Proposed Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the form of the Proposed Sub-Advisory Agreement between the Adviser and Yorkville Advisors, which is attached to this Proxy Statement as Exhibit E. The terms of the Proposed Sub-Advisory Agreement with Yorkville Advisors are substantially identical to the terms of Yorkville’s Interim Sub-Advisory Agreement and the terms of the Old Sub-Advisory Agreement with respect to the Yorkville Funds.

Duration and Termination. The Proposed Sub-Advisory Agreement, like the Old Sub-Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. The Interim Sub-Advisory Agreement will remain in effect for a period of up to 150 days, unless sooner terminated.

The Proposed Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser; or (ii) by the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board. These termination provisions are identical to the termination provisions of the Old Sub-Advisory Agreement with Yorkville Advisors.

Sub-Advisory Services. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement require that the Sub-Adviser manage all of the securities and other assets of the Funds, including the purchase, retention and disposition of Fund assets, in accordance with the Funds’ investment objective, guidelines, policies and restrictions, subject to the supervision of the Adviser and the Board. Under each sub-advisory agreement, unless such authority has been retained by the Adviser or delegated to another sub-adviser, the Sub-Adviser determines the Fund assets to be purchased or sold by a Fund and places orders with or through broker dealers selected by the Sub-Adviser.

Management Fees. The Proposed Sub-Advisory Agreement has a sub-advisory fee, paid by the Adviser and not by the Funds, based on each Fund’s average daily net assets at the annual rate set forth in the table below. The fees are computed daily and paid monthly. The aggregate amount of sub-advisory fees paid to the Sub-Adviser by the Adviser for each Fund’s last fiscal period is also set forth in the table below.

Name of the Fund	Sub-Advisory Fee Rate	Aggregate Amount of Sub-Advisory Fees Paid to the Sub-Adviser by the Adviser
Yorkville High Income MLP ETF	62 bps	$1,829,253[1]
Yorkville High Income Infrastructure MLP ETF	62 bps	$243,685[1]

[1]	For the fiscal year ended November 30, 2014.

Brokerage Policies. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement authorize the Funds’ Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and direct the Sub-Adviser to seek for the Funds the most favorable execution and net price available under the circumstances. The Sub-Adviser may cause the Funds to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research services provided by the broker to the Sub-Adviser.

For each Fund’s most recently completed fiscal period, no Fund paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds or the Sub-Adviser or affiliated persons of such persons.

Payment of Expenses. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Funds. Each of those Agreements also provide that the Sub-Adviser agrees to assume, the responsibility to pay or cause to be paid from the Sub-Adviser’s own resources, which may include the sub-advisory fee paid to it by the Adviser, all fees and expenses of the Yorkville Funds not paid by the Adviser, excluding interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by a Yorkville Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

Other Provisions. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof, and all controlling persons from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising from or in connection with the performance of the Sub-Adviser’s obligations under the agreements; provided, however, that the Sub-Adviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising from or in connection with the performance of the Adviser’s obligations under the agreements; provided, however, that the Adviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement.

Portfolio Manager. Dustin Lewellyn, CFA, Managing Director of Penserra Capital Management LLC (“Penserra”) serves as each Yorkville Fund’s portfolio manager. As portfolio manager, he is primarily responsible for the day to day management of the Yorkville Funds. Mr. Lewellyn replaced Darren R. Schuringa, CFA, who had served as portfolio manager for each of the Yorkville Funds since their inception. Mr. Schuringa resigned from his position as portfolio manager of Yorkville Advisors effective as of the date of the Transaction. Upon shareholder approval of the Proposed Sub-Advisory Agreement described under Proposal 2B, Mr. Lewellyn will continue to have primary responsibility for the day to day management of the Yorkville Funds.

Mr. Lewellyn has been a Managing Director with Penserra since 2012 and is President and Founder of Golden Gate Investment Consulting LLC, a firm he started in 2011. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

Executive Officers and Directors of Yorkville. Yorkville ETF Advisors, LLC, a Delaware limited liability company, is located at 950 Third Avenue, 23rd Floor, New York, New York 10022. The Sub-Adviser provides investment advisory services to exchange-traded funds. The following are the executive officers and directors of Yorkville:

Name	Position with Sub-Adviser
Richard Hogan	Member
James Baker	Member
Michael Woodward	Chief Compliance Officer

Additional Information about the Trust and Yorkville Advisors. Mr. Hogan serves as the Treasurer and the Secretary of the Trust. No Trustee of the Trust holds any position with Yorkville Advisors.

Required Vote. Approval of Proposal 2C with respect to each Yorkville Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund when a quorum is present. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares.

If Proposal 2C is approved by a Yorkville Fund’s shareholders, the Proposed Sub-Advisory Agreement, with respect to such Fund, is expected to become effective on the date of the Meeting. If Proposal 2C is not approved by a Yorkville Fund’s shareholders, Yorkville Advisors will continue to serve as sub-adviser to such Fund pursuant to the Interim Sub-Advisory Agreement, and the Board will consider alternatives for the Fund, including seeking subsequent approval of a new sub-advisory agreement by Fund shareholders. Approval of the Proposed Sub-Advisory Agreement by shareholders of one Yorkville Fund is not contingent on approval of the Proposed Sub-Advisory Agreement by shareholders of the other Yorkville Fund.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Sub-Advisory Agreement are fair to, and in the best interests of, each Yorkville Fund and its shareholders. The Board believes that, upon a Fund’s shareholder approval of Proposal 2C, Yorkville Advisors will continue providing the same level of services as it currently provides under the Interim Sub-Advisory Agreement and the Old Sub-Advisory Agreement. The Board was presented with information demonstrating that the Proposed Sub-Advisory Agreement would enable Fund shareholders to continue to obtain quality services at a cost that was fair and reasonable.

In considering the Proposed Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent and quality of the services to be provided by Yorkville Advisors; (ii) the historical performance of the Yorkville Funds; (iii) Yorkville Advisors’ expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by Yorkville Advisors or its affiliates; (iv) comparative fee and expense data for the Yorkville Funds; (v) the extent to which the sub-advisory fees for the Yorkville Funds reflect economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services Provided. The Board considered the Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, including the qualifications, experience and responsibilities of the portfolio managers. The Board noted that the services to be provided under the Proposed Sub-Advisory Agreement were identical in all material respects to those services provided under the Old Sub-Advisory Agreement. The Board noted that the Transaction resulted in the departure of the portfolio manager of the Funds. The Board received assurance from Yorkville Advisors that it had arranged for individuals other than the portfolio manager who provided services to the Yorkville Funds prior to the Transaction to provide services to the Yorkville Funds after the Transaction, in order to provide continuity of services to the Funds.

In considering the nature, extent and quality of the services to be provided by Yorkville Advisors, the Board considered the quality of Yorkville Advisors’ compliance infrastructure and the determination of the Trust’s Chief Compliance Officer that Yorkville Advisors has appropriate compliance policies and procedures in place. The Board noted that it had previously received a copy of Yorkville Advisors’ registration form (“Form ADV”), as well as the response of Yorkville Advisors to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff. After discussion, the Independent Trustees concluded that the overall quality of Yorkville Advisors’ personnel, operations, financial condition, and investment advisory capabilities is appropriate to perform its duties under the Proposed Sub-Advisory Agreement and that the nature, overall quality, cost and extent of such services was expected to continue to be satisfactory.

Historical Performance. The Board then considered the past performance of each Fund. The Board noted that the index-based investment objective of the Yorkville Funds made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which a Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of the Yorkville Funds, including the construction of its underlying indices and the addition or deletion of securities from the underlying indices. The Board reviewed the information regarding each Fund’s index tracking, noting that each Fund’s tracking error, as anticipated by Yorkville Advisors, was attributable to the Fund’s taxation as a C corporation and that, after taking this into account, each Fund satisfactorily tracked its underlying index.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees to be paid by the Adviser to Yorkville Advisors for its services to each Fund under the Proposed Sub-Advisory Agreement. The Board noted that each Fund’s sub-advisory fees were consistent with the range of advisory fees paid by other peer funds and were identical to the sub-advisory fees paid under the Old Sub-Advisory Agreement. The Board considered that the fees to be paid to Yorkville Advisors would be paid by the Adviser, not by the Fund. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board considered that Yorkville Advisors is responsible for paying all of the expenses associated with operating each Fund, except Excluded Expenses. The Board concluded that the proposed sub-advisory fee was reasonable.

The Board considered the costs and expenses incurred by Yorkville Advisors in providing sub-advisory services, evaluated the compensation and benefits expected to be received by Yorkville Advisors from its relationship with the Funds, and performed a profitability analysis with respect to each of the Yorkville Funds. The Board concluded for each Fund that the advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for each Yorkville Fund whether economies of scale have been realized. The Board concluded that no significant economies of scale have been realized by either Yorkville Fund and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Sub-Advisory Agreement on behalf of each Yorkville Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each of the Yorkville Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Sub-Advisory Agreement was in the best interests of each Yorkville Fund and its shareholders.

The Board of Trustees of Exchange Traded Concepts Trust unanimously recommends that shareholders of each Yorkville Fund vote “FOR” Proposal 2C.

Information Relating to Proposal 2D

Horizons ETFs Management (USA) LLC
Proposed Sub-Advisory Agreement with

Horizons S&P 500® Covered Call ETF

In Proposal 2D, the Board of Trustees of the Exchange Traded Concepts Trust II (the “Trust”) requests that shareholders approve a Proposed Sub-Advisory Agreement between the Adviser and Horizons ETFs Management (USA) LLC (“Horizons” or the “Sub-Adviser”) with respect to Horizons S&P 500® Covered Call ETF (the “Fund”). Prior to the Transaction, Horizons served as sub-adviser to the Fund pursuant to the Old Sub-Advisory Agreement dated May 23, 2013, which was approved by the Fund’s initial shareholder on May 23, 2013 and was not subsequently submitted to a vote of Fund shareholders. The Old Sub-Advisory Agreement was approved by the Trust’s Board of Trustees (the “Board”) on May 23, 2013.

Description of the Proposed Sub-Advisory Agreement. The following description of the material terms of the Proposed Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the form of the Proposed Sub-Advisory Agreement between the Adviser and Horizons attached to this Proxy Statement as Exhibit F. The terms of the Proposed Sub-Advisory Agreement with Horizons are substantially identical to the terms of Horizons’ Interim Sub-Advisory Agreement and the terms of the Old Sub-Advisory Agreement with respect to the Fund, unless otherwise noted below.

Duration and Termination. The Proposed Sub-Advisory Agreement, like the Old Sub-Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. The Interim Sub-Advisory Agreement will remain in effect for a period of up to 150 days, unless sooner terminated.

            The Proposed Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser; (ii) by the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board. The termination provisions of the Proposed Sub-Advisory Agreement are identical to those of the Old Sub-Advisory Agreement, except that 1) the Old Sub-Advisory Agreement required a vote of the majority of the Trustees who are not parties to the Old Sub-Advisory Agreement or interested persons of any such party to terminate the Old Sub-Advisory Agreement and 2) the Proposed Sub-Advisory Agreement allows the Adviser to terminate the agreement upon (60) days’ written notice to the Sub-Adviser.

Sub-Advisory Services. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement require that the Sub-Adviser manage all of the securities and other assets of the Fund, including the purchase, retention and disposition of Fund assets, in accordance with the Fund’s investment objective, guidelines, policies and restrictions, subject to the supervision of the Adviser and the Board. Under each sub-advisory agreement, the Sub-Adviser determines the Fund assets to be purchased or sold by the Fund and places orders with or through broker dealers selected by the Sub-Adviser.

Management Fees. The Proposed Sub-Advisory Agreement has a sub-advisory fee, paid by the Adviser and not by the Fund. The aggregate amount of sub-advisory fees paid to the Sub-Adviser by the Adviser for the Fund’s last fiscal period is also set forth in the table below.

Name of the Fund	Sub-Advisory Fee Rate[1]	Aggregate Amount of Sub-Advisory Fees Paid to the Sub-Adviser by the Adviser
Horizons S&P 500® Covered Call ETF	0.55% of the first $500 million; 0.57% of the next $3.5 billion; 0.60% of the next $6 billion; 0.62% of assets above $10 billion	$106,580[2]

[1]	The sub-advisory fee rate is based on the combined net assets of the Fund and Horizons S&P Financial Select Sector Covered Call ETF, which is scheduled to liquidate on or about March 26, 2015. The fee is computed daily and paid monthly.
[2]	For the fiscal period from June 24, 2013 (commencement of operations) through April 30, 2014.

Brokerage Policies. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement authorize the Fund’s Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Sub-Adviser to seek for the Fund the most favorable execution and net price available under the circumstances. The Sub-Adviser may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research services provided by the broker to the Sub-Adviser.

For the Fund’s most recently completed fiscal period, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund or the Sub-Adviser or affiliated persons of such persons.

Payment of Expenses. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund.

Other Provisions. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof, and all controlling persons from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising from or in connection with the performance of the Sub-Adviser’s obligations under the agreements; provided, however, that the Sub-Adviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising from or in connection with the performance of the Adviser’s obligations under the agreements; provided, however, that the Adviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement.

Portfolio Manager. Under the Interim Sub-Advisory Agreement, Steven Hawkins is a Portfolio Manager at Horizons ETFs Management (USA) LLC and has served as a Portfolio Manager of each Fund since its inception. Nicolas Piquard is also a Portfolio Manager at Horizons ETFs Management (USA) LLC and has served as a Portfolio Manager of each Fund since 2014. Messrs. Hawkins and Piquard are primarily responsible for the day to day management of the Fund. Upon shareholder approval of the Proposed Sub-Advisory Agreement described under Proposal 2D, they will continue to have primary responsibility for the day to day management of the Fund.

Executive Officers and Directors of Horizons. Horizons ETFs Management (USA) LLC, a Delaware limited liability company formed in 2012, is an investment adviser located at 1350 Avenue of the Americas, 33rd Floor, New York, New York, 10019. The Sub-Adviser provides advisory services to various other exchange-traded funds. The following are the executive officers and directors of Horizons:

Name	Position with Sub-Adviser
Robert Earl Shea	Director & Chief Financial Officer
Taeyong Lee	Managing Director
Thomas Jefferson Park	Director
Howard J. Atkinson	Managing Director
Thomas N. Calabria	Chief Compliance Officer

Additional Information about the Trust and Horizons. No Trustee or officer of the Trust holds any position with Horizons.

Other Fund with Similar Investment Objective. Below is a list of other funds with similar investment objectives as the Fund, the size of each other fund and the rate of Horizons’ compensation with respect to each other fund. The advisory fee is based on the fund’s average daily net assets at the annual rate set forth in the table below. The fee is computed daily and paid monthly. The other fund’s investment objectives are similar to the Fund in that the fund’s investment objective is to seek to track, before fees and expenses, the performance of an underlying index, which is also listed below.

Fund	Advisory Fee Rate	Assets of 12/31/14	Underlying Index
Horizons Korea KOSPI 200 ETF	38 bps	$43,420,000	KOSPI 200 Index[1]

1 Comprised of blue chip companies listed on the Korea Stock Market.

Required Vote. Approval of Proposal 2D with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund when a quorum is present. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares.

If Proposal 2D is approved by the Fund’s shareholders, the Proposed Sub-Advisory Agreement, with respect to the Fund, is expected to become effective on the date of the Meeting. If Proposal 2D is not approved by the Fund’s shareholders, Horizons will continue to serve as sub-adviser to the Fund pursuant to the Interim Sub-Advisory Agreement, and the Board will consider alternatives for the Fund, including seeking subsequent approval of a new sub-advisory agreement by Fund shareholders.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, upon a Fund’s shareholder approval of Proposal 2D, Horizons will continue providing the same level of services as it currently provides under the Interim Sub-Advisory Agreement and the Old Sub-Advisory Agreement. The Board was presented with information demonstrating that the Proposed Sub-Advisory Agreement would enable Fund shareholders to continue to obtain quality services at a cost that was fair and reasonable.

In considering the Proposed Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent and quality of the services to be provided by Horizons; (ii) the historical performance of the Fund; (iii) Horizons’ expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by Horizons or its affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the sub-advisory fees for the Fund reflect economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services Provided. The Board considered the Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, including the qualifications, experience and responsibilities of the portfolio managers. The Board noted that the services to be provided under the Proposed Sub-Advisory Agreement were identical in all material respects to those services provided under the Old Sub-Advisory Agreement.

In considering the nature, extent and quality of the services to be provided by Horizons, the Board considered the quality of Horizons’ compliance infrastructure and the determination of the Trust’s Chief Compliance Officer that Horizons has appropriate compliance policies and procedures in place. The Board noted that it had previously received a copy of Horizons’ registration form (“Form ADV”), as well as the response of Horizons to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff. After discussion, the Independent Trustees concluded that the overall quality of Horizons’ personnel, operations, financial condition, and investment advisory capabilities is appropriate to perform its duties under the Proposed Sub-Advisory Agreement and that the nature, overall quality, cost and extent of such services was expected to continue to be satisfactory.

Historical Performance. The Board then considered the past performance of the Fund. The Board noted that the index-based investment objective of the Fund made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which the Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of the Fund, including the construction of its underlying indices and the addition or deletion of securities from the underlying indices. The Board reviewed the information regarding the Fund’s index tracking and tracking error, noting that the Fund satisfactorily tracked its underlying index.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees to be paid by the Adviser to Horizons for its services to the Fund under the Proposed Sub-Advisory Agreement. The Board noted that the Fund’s sub-advisory fees were identical to the sub-advisory fees paid under the Old Sub-Advisory Agreement. The Board considered that the fees to be paid to Horizons would be paid by the Adviser, not by the Fund, and noted that the fee reflected an arms-length negotiation between the Adviser and Horizons. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board concluded that the proposed sub-advisory fee was reasonable.

The Board considered the costs and expenses incurred by Horizons in providing sub-advisory services, evaluated the compensation and benefits expected to be received by Horizons from its relationship with the Fund, and performed a profitability analysis with respect to the Fund. The Board concluded for the Fund that the advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for the Fund whether economies of scale have been realized but concluded that no significant economies of scale have been achieved by the Fund.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Sub-Advisory Agreement on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees of Exchange Traded Concepts Trust II unanimously recommends that shareholders of the Fund vote “FOR” Proposal 2D.

PROPOSAL 3
 Approval of a “Manager of Managers”Arrangement

Forensic Accounting ETF
ROBO-STOXTM Global Robotics and Automation Index ETF
Janus Equal Risk Weighted Large Cap ETF
YieldShares High Income ETF
Horizons S&P 500® Covered Call ETF

Background

Fund shareholders are being asked to approve a “manager of managers” arrangement that would permit a Fund and the Adviser to enter into, and materially amend, sub-advisory agreements with sub-advisers retained by a Fund and the Adviser to manage all or a portion of the Fund’s assets without obtaining shareholder approval, if the Board concludes that such an arrangement would be in the best interests of the shareholders of the Fund. Each Board, including the Independent Trustees, has approved the use of a “manager of managers” arrangement, and any such arrangement utilized by a Fund would be subject to Board oversight and conditions imposed by the U.S. Securities and Exchange Commission (“SEC”) in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the Independent Trustees).

If shareholders of a Fund approve Proposal 3, the Fund would be able to implement a “manager of managers” arrangement. In that case, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board (including a majority of the Independent Trustees). In view of the fact that “manager of managers” exemptive orders are typically subject to the condition that fund shareholders approve a “manager of managers” arrangement prior to reliance on the exemptive order, the Board has determined to ask each Fund’s shareholders to approve the “manager of managers” arrangement for such Fund in conjunction with the solicitation of shareholder approval of the other proposals discussed in this Proxy Statement to avoid the cost of seeking shareholder approval separately.

Benefit to the Funds

Based on the recommendation of the Adviser, the Boards believe that it is in the best interests of each Fund and its shareholders to provide the Adviser and the Boards with increased flexibility to recommend, supervise, evaluate and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval.

Without the approval of the “manager of managers” arrangement, a Fund would be required to call and hold a shareholder meeting before it appoints a sub-adviser or materially amends a sub-advisory agreement. Additionally, a Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-adviser undergoes a change in control, even if there will be no change in the persons managing the Fund. Each time a shareholder meeting is called, a Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne by the Fund, thereby reducing shareholders’ investment returns. A “manager of managers” arrangement allows the Fund and the Adviser to make decisions regarding sub-advisory services solely with regard to merit and without factoring the significant costs and time delays associated with seeking and obtaining shareholder approval. It is anticipated that a “manager of managers” arrangement will permit each Fund to operate more efficiently and cost-effectively.

If a Fund’s shareholders approve Proposal 3, the Fund’s Board will oversee the selection and engagement of sub-advisers for the Fund. Further, a Fund’s Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements. Finally, under the 1940 Act, a Fund’s Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two year period. Prior to entering into, renewing or amending a sub-advisory agreement, the Adviser and the relevant sub-adviser will have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding those advisory arrangements.

If shareholders of a Fund do not approve Proposal 3, the Fund would be required to solicit shareholder approval of new or materially amended sub-advisory agreements or further solicit Fund shareholders’ approval of the “manager of managers” arrangement.

Effect on Fees and Quality of Advisory Services

Proposal 3 does not affect the amount of investment advisory fees paid by a Fund to the Adviser. When entering into and amending sub-advisory agreements, the Adviser will negotiate fees paid to the sub-advisers for their services. The sub-advisory fees are paid by the Adviser out of each Fund’s investment advisory fee. The fees paid to the Adviser by a Fund will be considered by the Board in approving and renewing advisory and sub-advisory agreements.

Under Proposal 3, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by a Fund to the Adviser. Further, whether or not shareholders approve Proposal 3, the Adviser will continue to be required to provide the same level of management and administrative services to a Fund as it currently provides to the Fund.

Conditions for Establishing a Manager of Managers Arrangement

Currently, the only means for establishing a “manager of managers” arrangement is by filing an application with the SEC requesting an exemptive order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including any sub-advisory agreements, and approve any material amendments to such agreements. The Adviser and the Trusts filed a request for such exemptive relief with the SEC (the “Application”), and the SEC granted the relief in an order issued March 10, 2015 (the “Order”).

If a Fund’s shareholders approve Proposal 3, the Adviser and the Fund would be authorized to (1) engage new or additional sub-advisers; (2) enter into and modify existing sub-advisory agreements; and (3) terminate and replace sub-advisers without obtaining further approval of the Fund’s shareholders, provided the Board, including a majority of the Independent Trustees, has approved the new or amended sub-advisory agreement. Under the terms and conditions of the Order, the Adviser and the Fund would be subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-adviser, the Fund would be required to provide shareholders with an information statement containing information about the sub-adviser and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. For a complete list of the conditions imposed by the terms and conditions of the Order, please refer to Exhibit G.

Required Vote. Approval of Proposal 3 by each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund when a quorum is present. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares.

If Proposal 3 is approved by Fund shareholders, each Board and the Adviser would be permitted to act as described herein, including by engaging new or additional sub-advisers with the Board’s approval, including a majority of the Independent Trustees, and without shareholder approval. If Proposal 3 is not approved by Fund shareholders, the Adviser and the Boards would not be permitted to rely on the Order until a “manager of managers” arrangement is approved by Fund shareholders at a future meeting of shareholders. Approval of Proposal 3 by shareholders of one Fund is not contingent on approval of the Proposal by shareholders of any other Fund.

Each Board unanimously recommends that shareholders
 of each Fund vote “FOR” Proposal 3.

PROPOSAL 4
Election of a Trustee to the Board of Trustees of
 Exchange Traded Concepts Trust and
Exchange Traded Concepts Trust II

Background

Proposals 4A and 4B (collectively, “Proposal 4”) relate to the election of Timothy J. Jacoby (the “Nominee”) to the Board of Trustees of Exchange Traded Concepts Trust and Exchange Traded Concepts Trust II. Each Board currently consists of, respectively, four and three Independent Trustees, including Mr. Jacoby, and one Trustee who is an “interested person” of the Trust (the “Interested Trustee”) as that term is defined in the 1940 Act. Each Trustee was elected to the Board by shareholders of the Trust at the inception of the Trust, except for the Nominee, who was appointed to fill a vacancy on June 1, 2014. Each Trustee has been serving as a Trustee continuously since his election or appointment.

Section 16(a) of the 1940 Act restricts the Board’s ability to appoint new Trustees to the Board unless immediately after such appointment at least two-thirds of the Trustees then holding office have been elected by shareholders of the Trust. Presently, four-fifths of the Trustees of Exchange Traded Concepts Trust and three-quarters of the Trustees of Exchange Traded Concepts II have been elected by shareholders. Each Board proposes that shareholders of the respective Trusts elect the Nominee so each Board has the flexibility to fill vacancies and appoint new Trustees in the future without the expense of conducting additional shareholder meetings. In connection with his appointment to the Boards in 2014, each Board’s Nominating Committee and Independent Trustees reviewed Mr. Jacoby’s biographical information, experiences, and other factors they deemed relevant.

Shareholders of record of each Fund comprising Exchange Traded Concepts Trust will vote together as a single class. Likewise, shareholders of record of each Fund comprising Exchange Traded Concepts Trust II will vote together as a single class. If elected, the Nominee will serve in accordance with the Agreement and Declaration of Trust and the by-laws of each Trust. Further, if the Nominee is elected, all Trustees on each Board will have been elected by shareholders of their respective Trusts.

Mr. Jacoby has indicated that he is able and willing to continue to serve as Trustee for each Trust if elected. If for any reason Mr. Jacoby becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by each Board, unless a shareholder instructs otherwise. If shareholders of a Trust do not elect Mr. Jacoby, he would continue serving on that Trust’s Board but would not be considered to have been elected by shareholders. This could cause another proxy solicitation to be required to fill a Board vacancy in the future. Such additional proxy solicitation will not be needed if Mr. Jacoby is elected at the Meeting.

Information Regarding Proposals 4A and 4B

Board Responsibilities. The management and affairs of each Trust and its series are overseen by each Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. Each Board has approved contracts, as described below, under which certain companies provide essential services to each Trust.

Like most mutual funds, the day-to-day business of each Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Fund’s sub-adviser, the Trust’s distributor and the Trust’s administrator. The Trustees are responsible for overseeing a Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Each Trust and its service providers employ a variety of processes, procedures and controls to identify many of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the sub-adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. Each Board has emphasized to the Trust’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Sub-Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

Each Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and any sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the Adviser and a sub-adviser, the Board meets with the Adviser and the sub-adviser to review such services. Among other things, the Board regularly considers the Adviser’s and the sub-adviser’s adherence to a Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

Each Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any sub-advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

Each Board receives reports from the Trust’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Each Board has also established a valuation committee that is responsible for implementing each Trust’s Fair Value Procedures and Pricing Procedures and providing reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, each Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the U.S. Securities and Exchange Commission (“SEC”) are recorded, processed, summarized, and reported within the required time periods. Each Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

Each Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, each Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Board Committees. The Board of each Trust has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. Mr. Jacoby, an Independent Trustee, serves as Chair. The Board has determined that Mr. Jacoby is an audit committee financial expert. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by each Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing each Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with each Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. The Audit Committee meets periodically, as necessary. The Audit Committee of the Board of Exchange Traded Concepts Trust met three (3) times in the Trust’s most recently completed fiscal year. The Audit Committee of the Board of Exchange Traded Concepts Trust II met one (1) time in the Trust’s most recently completed fiscal year.

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. Mr. Mahle serves as Chair. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. Each Nominating Committee has adopted a formal charter, copies of which are attached as Exhibits H and I. The Nominating Committee meets periodically, as necessary. The Nominating Committee for the Board of Exchange Traded Concepts Trust met one (1) time in the Trust’s most recently completed fiscal year. The Nominating Committee for the Board of Exchange Traded Concepts Trust II met one (1) time in the Trust’s most recently completed fiscal year.

Board Meetings and Board Committees. At any meeting of the Board of Trustees, a majority of the Trustees then in office must be in attendance to constitute a quorum. The Trusts do not have policies with respect to the Trustees’ attendance at meetings, but as a matter of practice all of the Trustees attend the Trust’s Board and committee meetings (in person or by telephone) to the extent possible.

Members of each Board. The Chairman of each Board of Trustees is an interested person of the Funds. J. Garrett Stevens is Chairman of the Board of Exchange Traded Concepts Trust, and Richard Hogan is Chairman of the Board of Exchange Traded Concepts Trust II. Neither Trust has a lead independent trustee. Each Board of Trustees is comprised of a super-majority (67 percent or more) of Independent Trustees. Each Trust has an Audit Committee and a Nominating Committee, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. Each Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. Each Board made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, the number of Funds overseen by the Board, and the total number of Trustees on the Board. Each Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Trustees and Officers. Information regarding the Trustees, including the Nominee, and the executive officers of each Trust is set forth in the sections below. Each Trustee holds office during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Trust shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. Any Trustee may resign at any time and may be removed by a vote of two-thirds of the outstanding shares of the Trust or by action of a majority of the Trustees. Each officer serves until he resigns or is removed by the Board or by the President of the Trust or by such other officer upon whom such power of removal may be conferred by the Board.

Legal Proceedings. Neither Board is aware of any legal proceedings involving the Nominee that would be material to an evaluation of the ability or integrity of the Nominee and that would require disclosure under Item 401(f) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Information Regarding Proposal 4A

Exchange Traded Concepts Trust

Trustees and Officers. Currently, the Board of Trustees of Exchange Traded Concepts Trust consists of four Independent Trustees, Mr. Jacoby, David M. Mahle, Kurt Wolfgruber, and Mark Zurack, and one Interested Trustee, J. Garrett Stevens. The Nominee has been serving on the Board since he was appointed by the Trustees to fill a vacancy on June 1, 2014. The address of each Trustee and the Nominee is c/o Exchange Traded Concepts Trust, 2545 S. Kelly Ave., Suite C, Edmond, Oklahoma 73013. Information regarding the Trustees, including the Nominee, is set forth below.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens (35 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; Exchange Traded Concepts Trust II, 2012 to present — President.	7	None
Independent Trustees
Timothy J. Jacoby (62 years old)	Trustee	Since 2014	Deloitte & Touche LLP 2000 to 2014─Partner	10	Exchange Traded Concepts Trust II (2 Funds); Source ETF Trust (1 Fund)
David M. Mahle (70 years old)	Trustee	Since 2011	Jones Day, 2012 to present — Consultant; Jones Day, 2008 to 2011 — Of Counsel; Jones Day, 1988 to 2008 — Partner.	10	Exchange Traded Concepts Trust II (2 Funds); Source ETF Trust (1 Fund)
Kurt Wolfgruber (64 years old)	Trustee	Since 2012	Oppenheimer Funds, Inc., 2007 to 2009 — President.	10	New Mountain Finance Corp. — Director; Exchange Traded Concepts Trust II (2 Funds); Source ETF Trust (1 Fund)
Mark Zurack (57 years old)	Trustee	Since 2011	Columbia Business School, 2002 to present — Professor.	8	Source ETF Trust (1 Fund)

Set forth below are the names, ages, positions with the Trust, lengths and term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens and Richard Hogan is c/o Exchange Traded Concepts Trust, 2545 S. Kelly Ave., Suite C, Edmond, Oklahoma 73013, and the address of Peter Rodriguez and Eric Kleinschmidt is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens (35 years old)	Trustee and President	Trustee (Since 2009), President (Since 2011)
T.S. Phillips Investments, Inc., 2000 to present— Investment Adviser/Vice President; Exchange Traded Concepts Trust, 2009 to 2011 — Chief Executive Officer and Secretary, 2011 to present — President; Exchange Traded Concepts, LLC, 2009 to present — Chief Executive Officer; and Exchange Traded Concepts Trust II, 2012 to present — President.

Richard Hogan (52 years old)	Treasurer and Secretary	Since 2011	Yorkville ETF Advisors, 2011 to present — Managing Member; Private Investor — 2003 to present; Exchange Traded Concepts Trust, 2011 to present — ETF Advisor.
Peter Rodriguez (51 years old)	Assistant Treasurer	Since 2011
Director, Fund Accounting, SEI Investments Global Funds Services, 2011 to present; Director, Mutual Fund Trading, SEI Private Trust Company, 2009 to 2011; and Director, Asset Data Services, Global Wealth Services, 2006 to 2009.

Eric Kleinschmidt (45 years old)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services, 2004 to present, Manager, Fund Accounting 1999 to 2004.

Individual Trustee and Nominee Qualifications. The Trust has concluded that each of the Trustees, including the Nominee, should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of Fund shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

Nominee. The Trust has concluded that Mr. Jacoby should serve as a Trustee because of the experience he has gained from over 25 years in or serving the investment management industry. Most recently, Mr. Jacoby served as a partner at the audit and professional services firm Deloitte & Touche LLP, where he had worked since 2000, providing various services to asset management firms that manage mutual funds, hedge funds and private equity funds. Prior to that, Mr. Jacoby held various senior positions at financial services firms. Additionally, he served as a partner at Ernst & Young LLP. Mr. Jacoby is a Certified Public Accountant.

Remaining Trustees. The Trust has concluded that Mr. Stevens should serve as Trustee because of the experience he gained in his roles with registered broker-dealer and investment management firms, as Chief Executive Officer of the Adviser, his experience in and knowledge of the financial services industry, and the experience he has gained as serving as Trustee of the Trust since 2009.

The Trust has concluded that Mr. Mahle should serve as Trustee because of the experience he has gained as an attorney in the investment management industry of a major law firm, representing exchange-traded funds and other investment companies as well as their sponsors and advisers and his knowledge and experience in investment management law and the financial services industry. Mr. Mahle is also a professor of law at Fordham Law School, where he lectures on investment companies and investment adviser regulations.

The Trust has concluded that Mr. Wolfgruber should serve as a Trustee because of his experience as President and Chief Investment Officer of OppenheimerFunds, Inc. where he was employed from 2000 to 2009. Mr. Wolfgruber was responsible for the oversight of sales, marketing, trading, risk management and the investment process of ten investment teams which, together, managed over $150 billion across domestic and international asset classes. Mr. Wolfgruber has been involved in investment management for over 35 years with previous experience as a research analyst, portfolio manager and team and business leader at JP Morgan Investment Management from 1974 to 2000. He is a Chartered Financial Analyst.

The Trust has concluded that Mr. Zurack should serve as a Trustee because of the experience he has gained serving in various leadership roles in the equity derivatives groups of a large financial institution, his experience in teaching equity derivatives at the graduate level, as well as his knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Ownership of Securities. As of the Record Date, no Trustee owned shares of any series of the Trust.

Board Compensation. The following table sets forth the fees paid to the Trustees for the fiscal year ended December 31, 2014. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance meetings.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1,2]
Interested Trustee
Stevens	$0	n/a	n/a	$0 for service on (1) board
Independent Trustees
Jacoby	$35,000	n/a	n/a	$50,000 for service on (3) boards[3]
Wolfgruber	$35,000	n/a	n/a	$50,000 for service on (3) boards[3]
Mahle	$35,000	n/a	n/a	$50,000 for service on (3) boards[3]
Zurack	$35,000	n/a	n/a	$35,000 for service on (2) boards

1 Aggregation Compensation is allocated equally between Exchange Traded Concepts Trust and Source ETF Trust in the Fund Complex.
2 As compensation for service on the Exchange Trade Concepts Trust and Source ETF Trust Boards, the Trustees are entitled to the $35,000 annual base fee, as well as a $2,500 in-person meeting fee or $4,000 per day, whichever is lower. The Trustees also will be paid $1,000 per telephonic meeting. The Audit Committee chair will also receive a $5,000 annual fee.
3 Mr. Jacoby, Mr. Wolfgruber and Mr. Mahle each receive $15,000 for their service on the Board of Exchange Traded Concepts Trust II in the Fund Complex.

Communication with Trustees. Shareholders may send communications directly to the Trustees in writing at the address specified above under “Trustees and Officers.”

Information Related to the Auditor and the Audit Committee. Cohen Fund Audit Services, Ltd. (the “Auditor”) is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 and serves as the independent registered public accounting firm for each Fund comprising the Trust. More information related to the Auditor and the Audit Committee, including the Audit Committee’s pre-approval policies and procedures, can be found in Exhibit J.

Required Vote. The affirmative vote of a plurality of all outstanding shares of Exchange Traded Concepts Trust voting together, and not by separate Fund, at the Meeting is required for the election of the Nominee. A plurality vote means that the person receiving the highest number of votes will be elected, and therefore, to be elected, the Nominee must be the nominee receiving the most “FOR” votes (even if less than a majority of the votes cast), provided a quorum is present.

The Board of Trustees of Exchange Traded Concepts Trust unanimously recommends that
Trust shareholders vote “FOR” Proposal 4A.

Information Regarding Proposal 4B

Exchange Traded Concepts Trust II

Trustees and Officers. Currently, the Board of Trustees of Exchange Traded Concepts Trust II consists of three Independent Trustees, Mr. Jacoby, David M. Mahle, and Kurt Wolfgruber, and one Interested Trustee, Richard Hogan. The Nominee has been serving on the Board since he was appointed by the Trustees to fill a vacancy on June 1, 2014. The address of each Trustee and the Nominee is c/o Exchange Traded Concepts Trust II, 2545 S. Kelly Ave., Suite C, Edmond, Oklahoma 73013. Information regarding the Trustees, including the Nominee, is set forth below.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee in the Past 5 Years
Interested Trustee
Richard Hogan (52 years old)	Trustee and Secretary	Since 2012	Principal, Yorkville ETF Advisors 2011-present; Treasurer and Secretary, Exchange Traded Concepts Trust 2011-present, Private Investor, 2003-present	2	Board Member of Peconic Land Trust of Suffolk County, NY
Independent Trustees
Timothy J. Jacoby (62 years old)	Trustee	Since 2014	Senior Partner, Deloitte & Touche LLP, Private Equity/Hedge Fund/Mutual Fund Services Practice — 2000-2014	10	Exchange Traded Concepts Trust (7 Funds); Source ETF Trust (1 Fund)
David M. Mahle (70 years old)	Trustee	Since 2012	Consultant, Jones Day 2012- present; Of Counsel, Jones Day 2008-2011; Partner, Jones Day 1988-2008	10	Exchange Traded Concepts Trust (7 Funds); Source ETF Trust (1 Fund)
Kurt Wolfgruber (63 years old)	Trustee	Since 2012	President, OppenheimerFunds, Inc. 2007-2009	10	Director, New Mountain Finance Corp.; Exchange Traded Concepts Trust (7 Funds); Source ETF Trust (1 Fund)

Set forth below are the names, addresses, ages, positions with the Trust, lengths and term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as officers of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens 2545 S. Kelly Ave., Suite C, Edmond, OK 73013 (35 years old)	President	Since 2012
Investment Advisor/Vice President, T.S. Phillips Investments, Inc. 2000 -2011; Chief Executive Officer and Secretary. Exchange Traded Concepts Trust 2009 - 2011; Chief Executive Officer, Exchange Traded Concepts, LLC 2009-present; President, Exchange Traded Concepts Trust 2011-present

Richard Hogan 2545 S. Kelly Ave., Suite C, Edmond, OK 73013 (52 years old)	Trustee and Secretary	Since 2012	Managing Member, Yorkville ETF Advisors 2011-present; Treasurer and Secretary, Exchange Traded Concepts Trust, 2011-present, Private Investor, 2002-2011
Christopher W. Roleke 10 High Street Boston, MA 02110 (42 years old)	Treasurer	Since 2012	Director/Fund Principal Financial Officer, Foreside Management Services, LLC 2011-Present; Assistant Vice President, JPMorgan Investor Services Co. 2006 – 2011.
Ioannis Tzouganatos 100 Summer Street, Suite 1500 Boston, MA 02110 (38 years old)	Assistant Secretary	Since 2012	Vice President, Citi Fund Services Ohio, Inc. 2008-present.
Joel Engle 3435 Stelzer Road, Columbus, OH 43219 (48 years old)	Assistant Treasurer	Since 2012	Senior Vice President of Citi Fund Services Ohio, Inc. 2007-present
Ann Edgeworth 10 High Street Suite 302 Boston, MA 02110 (52 years old)	Chief Compliance Officer	Since 2012	Director, Foreside Compliance Services, LLC 2010-present; Vice President, State Street 2007-2010.

Individual Trustee and Nominee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

Nominee. The Trust has concluded that Mr. Jacoby should serve as a Trustee because of the experience he has gained from over 25 years in or serving the investment management industry. Most recently, Mr. Jacoby served as a partner at the audit and professional services firm Deloitte & Touche LLP, where he had worked since 2000, providing various services to asset management firms that manage mutual funds, hedge funds and private equity funds. Prior to that, Mr. Jacoby held various senior positions at financial services firms. Additionally, he served as a partner at Ernst & Young LLP. Mr. Jacoby is a Certified Public Accountant.

Remaining Trustees. The Trust has concluded that Mr. Hogan should serve as a Trustee because of his 26+ years of experience in senior level ETF management which began at Spear, Leeds & Kellogg (“SLK”) in 1987, becoming a Limited Partner in 1990 and a Managing Director in 1992. As Managing Director of the Index Derivatives Group, he established trading operations in Chicago, Singapore and London as well as other satellite operations and nurtured Exchange Traded Funds (“ETFs”) as a Specialist in SPDRs, WEBS, Sector SPDRs, iShares and other ETFs. Mr. Hogan became a Managing Director of Goldman Sachs when SLK was merged and played a critical role in combining the ETF operations of SLK, Goldman and Hull Trading (a prior Goldman acquisition). He has worked closely with Exchange staff, issuers, index providers and others in conceiving, designing, developing, launching, marketing and trading new ETFs, and championed the idea of a fixed income ETF. Mr. Hogan is a Founder and Managing Member of Yorkville ETF Advisors, a sponsor of exchange traded funds, and has been actively involved with Exchange Traded Concepts since inception.

The Trust has concluded that Mr. Mahle should serve as Trustee because of the experience he has gained as an attorney in the investment management industry of a major law firm, representing exchange-traded funds and other investment companies as well as their sponsors and advisers and his knowledge and experience in investment management law and the financial services industry. Mr. Mahle is also a professor of law at Fordham Law School, where he lectures on investment companies and investment adviser regulations.

The Trust has concluded that Mr. Wolfgruber should serve as a Trustee because of his experience as President and Chief Investment Officer of OppenheimerFunds, Inc. where he was employed from 2000 to 2009. Mr. Wolfgruber was responsible for the oversight of sales, marketing, trading, risk management and the investment process of ten investment teams which, together, managed over $150 billion across domestic and international asset classes. Mr. Wolfgruber has been involved in investment management for over 35 years with previous experience as a research analyst, portfolio manager and team and business leader at JP Morgan Investment Management from 1974 to 2000. He is a Chartered Financial Analyst.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Ownership of Securities. The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of each Fund and each other series of the Trust as of the end of the most recently completely calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Trustees	Horizons S&P 500® Covered Call ETF	Horizons S&P Financial Select Sector Covered Call ETF	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Timothy J. Jacoby	None	None	None
David M. Mahle	None	None	None
Kurt Wolfgruber	None	None	None
Interested Trustee
Richard Hogan	None	None	Over $100,000

Board Compensation. The table below sets forth the actual compensation paid to each Trustee for the fiscal year ended December 31, 2014. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance meetings.

Name	Aggregate Compensation[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1,2]
Interested Trustee
Richard Hogan	$0	n/a	n/a	$0 for service on (1) board
Independent Trustees
Timothy J. Jacoby	$15,000	n/a	n/a	$50,000 for service on (3) boards
David M. Mahle	$15,000	n/a	n/a	$50,000 for service on (3) boards
Kurt Wolfgruber	$15,000	n/a	n/a	$50,000 for service on (3) boards

1 Aggregation Compensation is allocated equally between Exchange Traded Concepts Trust and Source ETF Trust in the Fund Complex.
2 As compensation for service on the Exchange Trade Concepts Trust and Source ETF Trust Boards, the Trustees are entitled to the $35,000 annual base fee, as well as a $2,500 in-person meeting fee or $4,000 per day, whichever is lower. The Trustees also will be paid $1,000 per telephonic meeting. The Audit Committee chair will also receive a $5,000 annual fee.

Communication with Trustees. Shareholders may send communications directly to the Trustees in writing at the address specified above under “Trustees and Officers.”

Information Related to the Auditor and the Audit Committee. KPMG LLP is located at Oklahoma Tower, 210 Park Ave., #2850, Oklahoma City, OK 73102 and serves as the independent registered public accounting firm for each Fund comprising the Trust. More information related to the Auditor and the Audit Committee, including the Audit Committee’s pre-approval policies and procedures, can be found in Exhibit J.

Required Vote. The affirmative vote of a plurality of all outstanding shares of Exchange Traded Concepts Trust voting together, and not by separate Fund, at the Meeting is required for the election of the Nominee. A plurality vote means that the person receiving the highest number of votes will be elected, and therefore, to be elected, the Nominee must be the nominee receiving the most “FOR” votes (even if less than a majority of the votes cast), provided a quorum is present.

The Board of Trustees of Exchange Traded Concepts Trust II unanimously recommends that
Trust shareholders vote “FOR” Proposal 4B.

OTHER BUSINESS

Record Date/Shareholders Entitled to Vote. Each Fund is a separate series, or portfolio, of a Trust, each of which is a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of a Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to that Fund, including Proposals 1, 2, and 3. The record holders of outstanding shares of each series of the Trust are also entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Trust, including Proposal 4.

Shareholders of the Trusts at the close of business on March 27, 2015, the Record Date, will be entitled to be present and vote at the Meeting. A table indicating the number of shares outstanding and entitled to vote on behalf of each Fund can be found in Exhibit K.

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free [ ]. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust(s) prior to the Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” Proposals 1, 2, and 3, and “FOR” the election of Mr. Jacoby with respect to Proposal 4 and may vote at their discretion with respect to other matters not now known to the Boards that may be presented at the Meeting. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of any of Proposals 1, 2, or 3 (or abstained) and vote against adjournment all proxies that voted against each of Proposal 1, 2, or 3.

Quorum Required. A Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating to the Funds. Under the Declaration of Trust of each Trust, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund or Trust (as applicable to each proposal) entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions and broker non-votes will have the effect of a vote against Proposals 1, 2, and 3 and any other matter that requires the affirmative vote of a Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on Proposal 4 or any other matter at the Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund or Trust (as applicable to each proposal) present at the Meeting in person or by proxy may adjourn the Meeting with respect to such proposal(s) to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trusts primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trusts or any investment adviser or sub-adviser to the Trusts, none of whom will be paid for these services, or by a third-party proxy solicitation firm. The Adviser will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, and a sub-adviser may reimburse the Adviser for a portion of the expenses related to the solicitation of proxies for the Funds. The Trusts may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Funds.

Other Information

Exchange Traded Concepts Trust. SEI Investments Distribution Co. and SEI Investments Global Funds Services, both located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serve as distributor and administrator, respectively, for each series of Exchange Traded Concepts Trust.

Exchange Traded Concepts Trust II. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor for Horizons S&P 500® Covered Call ETF. Citi Fund Services Ohio, Inc., located at 100 Summer Suite, Suite 1500, Boston, MA 02110, serves as administrator to Horizons S&P 500® Covered Call ETF.

Share Ownership. To the knowledge of each Trust’s management, as of the close of business on the Record Date, the officers and Trustees of each Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of each Trust’s outstanding shares. To the knowledge of each Trust’s management, as of the close of business on the Record Date, persons owning of record more than 5% of the outstanding shares of the Fund or the Trust, and their names and addresses, were as listed in Exhibit L. Any shareholder listed in Exhibit L as owning 25% or more of the outstanding shares of the Fund or Trust may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or Trust, respectively. Shareholders controlling the Fund or Trust could have the ability to vote a majority of the shares of the Fund or Trust on any matter requiring the approval of Fund or Trust shareholders, respectively. From time to time, the number of shares held in “street name” accounts of various securities brokers and dealers for the benefit of their clients may exceed 5% of the total shares outstanding of a Fund or a Trust.

Other Matters to Come Before the Meeting. The Trusts’ management does not know of any matters to be presented at the Meeting other than the proposals described above. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and By-laws of each Trust do not provide for annual meetings of shareholders, and the Trusts do not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of a Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call [ ]. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call [ ] or write to [ ].

Reports and Other Information. Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549-0102. The SEC maintains a website (at http://www.sec.gov) that contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Boards of Trustees, J. Garrett Stevens President

APPENDIX A:

Executive Officers and Directors of the Adviser. Information regarding the principal executive officers and directors of the Adviser is set forth below. The address of the Adviser and its executive officers and directors is 2545 S. Kelly Avenue, Suite C, Edmond, Oklahoma 73013. The Adviser was formed in 2008 and provides investment advisory services to ETFs, including the Funds. The following are the executive officers and directors of the Adviser:

Name	Position with Adviser
J. Garrett Stevens	Chief Executive Officer and Chief Financial Officer
Richard Hogan	Officer
James Baker	Officer
Michael E. Woodard	Chief Compliance Officer

Mr. Stevens serves as Trustee and President of Exchange Traded Concepts Trust and President and Principal Executive Officer, but not Trustee, of Exchange Traded Concepts Trust II.

EXHIBIT A:
 Form of Proposed Advisory Agreement between Exchange Traded Concepts Trust and Exchange Traded Concepts, LLC

ADVISORY AGREEMENT

ADVISORY AGREEMENT (the “Agreement”) made as of this ___th day of_____________ 2015 by and between EXCHANGE TRADED CONCEPTS TRUST (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and EXCHANGE TRADED CONCEPTS, LLC, an Oklahoma limited liability company with its principal place of business at 2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013 (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.            The Adviser’s Services.

(a)            Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)            Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each a “Sub-Adviser”), for each of the Funds referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the Sub-Adviser(s), and the retention of a Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such Sub-Adviser shall be registered and in good standing with the Commission and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board of Trustees and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate the sub-adviser for its services to the Funds.

(c)            Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(d)            Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s).

(e)            Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

(f)            Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and the Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, the Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

(g)            Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2.            Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.            Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)            Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(b)            Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)            Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.            Brokerage.

(a)            Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)            Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for each Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Funds that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.

(c)            Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d)            Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and statement of additional information; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.

5.            Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.            Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to this Agreement, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).

The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Funds, except for Excluded Expenses, to one or more third parties, including but not limited to, each Sub-Adviser.

7.            Representations, Warranties and Covenants.

(a)            Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)            ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)            Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)            Use Of The Name “Exchange Traded Concepts.” The Adviser has the right to use the name “Exchange Traded Concepts” (the “Name”) in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the Name in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the Name.

(e)            Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)            No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)            Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

(h)            Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.            The Name “Exchange Traded Concepts.” The Adviser grants to the Trust a sublicense to use the Name as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

9.            Adviser’s Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.            Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.            Assignment. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

12.            Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

13.            Duration and Termination.

(a)            This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (d) of this section and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(b)            The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(c)            The Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(d)            This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

14.            Certain Definitions. For the purposes of this Agreement:

(a)            “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)            “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.            Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

16.            Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.            Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

18.            Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

19.            Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

20.            Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

EXCHANGE TRADED CONCEPTS TRUST, on behalf of each Fund listed on Schedule A

By:
Name:	J. Garrett Stevens
Title:	President

EXCHANGE TRADED CONCEPTS, LLC

By:
Name:	J. Garrett Stevens
Title:	Chief Executive Officer

SCHEDULE A

to the

ADVISORY AGREEMENT

dated __________, 2015

between

EXCHANGE TRADED CONCEPTS TRUST

and

EXCHANGE TRADED CONCEPTS, LLC

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Rate
Yorkville High Income MLP ETF	82 bps
YieldShares High Income ETF	50 bps
Yorkville High Income Infrastructure MLP ETF	82 bps
Forensic Accounting ETF	85 bps
VelocityShares Equal Risk Weighted Large Cap ETF	65 bps
Robo-StoxTM Global Robotics and Automation Index ETF	95 bps
EMQQ The Emerging Markets Internet & Ecommerce ETF	86 bps

EXHIBIT B:

Form of Proposed Advisory Agreement between Exchange Traded Concepts Trust II and Exchange Traded Concepts, LLC

ADVISORY AGREEMENT

ADVISORY AGREEMENT (the “Agreement”) made as of this ____ day of ________, 2015 by and between EXCHANGE TRADED CONCEPTS TRUST II (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and EXCHANGE TRADED CONCEPTS, LLC, an Oklahoma limited liability company with its principal place of business at 2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013 (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.            The Adviser’s Services.

(a)            Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)            Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each a “Sub-Adviser”), for each of the Funds referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of each Sub-Adviser, and the retention of each Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such Sub-Adviser shall be registered and in good standing with the Commission and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate each Sub-Adviser for its services to the Funds.

(c)            Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(d)            Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s).

(e)            Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

(f)            Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and the Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, the Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

(g)            Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2.            Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.            Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)            Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(b)            Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)            Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.            Brokerage.

(a)            Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)            Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for each Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Funds that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.

(c)            Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d)            Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and statement of additional information; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.

5.            Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.            Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to this Agreement, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).

The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Funds, except for Excluded Expenses, to one or more third parties, including but not limited to, each Sub-Adviser.

7.            Representations, Warranties and Covenants.

(a)            Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)            ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)            Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)            Use Of The Name “Exchange Traded Concepts.” The Adviser has the right to use the name “Exchange Traded Concepts” (the “Name”) in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the Name in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the Name.

(e)            Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)            No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)            Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

(h)            Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.            The Name. The Adviser grants to the Trust a sublicense to use the Name as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

9.            Adviser’s Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.            Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.            Assignment. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

12.            Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

13.            Duration and Termination. This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (c) of this section and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)            The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)            The Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(c)            This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

14.            Certain Definitions. For the purposes of this Agreement:

(a)            “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)            “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.            Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

16.            Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.            Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

18.            Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

19.            Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

20.            Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

EXCHANGE TRADED CONCEPTS TRUST II,
on behalf of each Fund listed on Schedule A

By:
Name:	J. Garrett Stevens
Title:	President

EXCHANGE TRADED CONCEPTS, LLC

By:
Name:	J. Garrett Stevens
Title:	Chief Executive Officer

SCHEDULE A
to the
ADVISORY AGREEMENT
Dated ______, 2015 between
EXCHANGE TRADED CONCEPTS TRUST II
and
EXCHANGE TRADED CONCEPTS, LLC

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Rate
(HSPX) Horizons S&P 500® Covered Call ETF	65 bps

EXHIBIT C
Form of Proposed Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Vident Investment Advisory LLC

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (the “Agreement”) made as of this ___th day of ________, 2015 by and between Exchange Traded Concepts, LLC, an Oklahoma limited liability company, with its principal place of business at 2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013 (the “Adviser”) and Vident Investment Advisory LLC (“Vident”), a Delaware limited liability company with its principal place of business at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076 (the “Sub-Adviser”), with respect to each series of Exchange Traded Concepts Trust (the “Trust”) identified on Schedule A to this Agreement (each a “Fund” and collectively, the “Funds”).

WITNESSETH

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ___________, 2015 (the “Investment Advisory Agreement”) with the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint one or more sub-advisers to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

NOW, THEREFORE, the parties hereto agree as follows:

1.            Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b) of this Section 1, determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), as may be modified, amended or supplemented from time to time, the By-Laws of the Trust, as may be modified, amended or supplemented from time to time, the Prospectus, the instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and the Trust’s policies and procedures and will conform to and comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Sub-Adviser will place orders with respect to transactions in securities or other assets held or to be acquired by each Fund with or through such persons, brokers or dealers chosen by the Sub-Adviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the following:

(i)	In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

(ii)	In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund.

(iii)	The Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(iv)	When the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(v)	The Sub-Adviser shall provide to the Adviser such information and reports regarding the Funds’ investments that the Adviser deems appropriate or may reasonably request.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f)	The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients which may differ from the advice given or the timing or nature of action taken for a particular Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)	To the extent such authority has been delegated to it by the Adviser, the Sub-Adviser shall, unless and until otherwise directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by the Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities.

(i)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets.

(j)	The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(k)	The Sub-Adviser shall, in accordance with procedures and methods established by the Board, which may be amended from time to time, and in conjunction with the Adviser, promptly notify the Adviser and the Trust’s administrator/fund accountant of securities in a Fund which the Sub-Adviser believes should be fair valued in accordance with the Trust’s Valuation Procedures. Such fair valuation may be required when the Sub-Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide reasonable assistance in determining the fair value of the Assets, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for which market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2.                    Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance in all material respects with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.                     Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust's Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus of the Funds;

(d)	Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e)	Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder; and

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding the Sub-Adviser or its affiliates without prior written consent of the Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Funds is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Funds or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.                    Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

5.                   Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with a Fund to limit the operating expenses of the Fund.

6.                   Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act), and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) of the Adviser and of the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

7.                     Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Funds as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will promptly notify the Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Sub-Adviser. The Sub-Adviser will also promptly notify the Adviser if it is dissolved or becomes bankrupt or insolvent as defined under the provisions of title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as amended, modified or supplemented from time to time;

(c)
The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures;

(d)	The Sub-Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(h)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company; and

(j)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions and professional liability insurance coverage.

8.                     Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Funds as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Adviser will immediately notify the Sub-Adviser of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Adviser will promptly notify the Funds and the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Adviser. The Adviser will also promptly notify the Sub-Adviser if it is dissolved or becomes bankrupt or insolvent as defined under the provisions of title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as amended, modified or supplemented from time to time;

(c)	The Adviser will notify the Sub-Adviser immediately upon detection of any material breach of any of the Fund(s)’ or the Adviser’s policies, guidelines or procedures;

(d)	The Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Oklahoma with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(g)	This Agreement is a valid and binding agreement of the Adviser;

(h)	The Form ADV of the Adviser previously provided to the Sub-Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company; and

(j)	The Adviser agrees to maintain an appropriate level of errors and omissions and professional liability insurance coverage.

9.                     Duration and Termination.

(a)	Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and by vote of a majority of the Fund’s outstanding securities. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)	(i) By vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

10.                 Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)	to the extent that the Sub-Adviser’s activities or services could affect the Funds, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 10(b), along with the policies and procedures referred to in Section 10(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

11.                Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Funds. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

12.	Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following documents:

(i)	reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-Adviser reasonably determines should not be disclosed to the Trust’s CCO;

(ii)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(iii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iv)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 10 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

12.	Names.

(a)	The Name “Exchange Traded Concepts.” The Adviser grants to the Sub-Adviser a sublicense to use the name “Exchange Traded Concepts” (the ETC Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the ETC Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the ETC Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the ETC Name. The Sub-Adviser shall only use the ETC Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the ETC Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation.

(b)	The Name “Vident Investment Advisory LLC.” The Sub-Adviser grants to the Adviser a sublicense to use the name “Vident Investment Advisory LLC” (the “Vident Name”). The foregoing authorization by the Sub-Adviser to the Adviser to use the Vident Name is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Vident Name; the Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Vident Name. The Adviser shall only use the Vident Name in a manner consistent with uses approved by the Sub-Adviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of it shall make reference to or use the Vident Name or any of the Sub-Adviser’s respective affiliates or clients names without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Adviser to satisfy the foregoing obligation.

13.             Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.             Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.             Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Exchange Traded Concepts, LLC 2545 South Kelly Avenue, Suite C Edmond, Oklahoma 73013 Attention: J. Garrett Stevens, CEO
To the Trust’s CCO at:	Cipperman Compliance Services, LLC 500 East Swedesford Road, Suite 104 Wayne, Pennsylvania 19087 Attention: Michael Woodard
To the Sub-Adviser at:	Vident Investment Advisory LLC 300 Colonial Center Parkway, Suite 330 Roswell, Georgia 30076 Attention: [Andrew Schmuhl]

16.               Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17.               Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.               Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

19.               Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 9 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

20.	Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

ADVISER:		SUB-ADVISER:

Exchange Traded Concepts, LLC		Vident Investment Advisory LLC

By:		By:

Name:	J. Garrett Stevens	Name:

Title:	Chief Executive Officer	Title:

Schedule A
to the
Sub-Advisory Agreement
by and between
Exchange Traded Concepts LLC
and
Vident Investment Advisory LLC

As of ___________, 2015

Sub-Advisory Fee. Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate based on a percentage of the average daily net assets of each Fund as follows:

Fund	Rate
Forensic Accounting ETF	The greater of 5 bps or $15,000 annual minimum
ROBO-STOXTM Global Robotics and Automatic Index ETF	The greater of 4 bps or $20,000 annual minimum
Janus Equal Risk Weighted Large Cap ETF	The greater of 5 bps or $15,000 annual minimum
YieldShares High Income ETF	The greater of 3 bps or $20,000 annual minimum

Agreed and Accepted:

ADVISER:		SUB-ADVISER:

Exchange Traded Concepts, LLC		Vident Investment Advisory LLC

By:		By:

Name:	J. Garrett Stevens	Name:

Title:	Chief Executive Officer	Title:

EXHIBIT D:
Form of Proposed Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Penserra Capital Management LLC

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (the “Agreement”) made as of this ___th day of ________, 2015 by and between Exchange Traded Concepts, LLC, an Oklahoma limited liability company, with its principal place of business at 2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013 (the “Adviser”) and Penserra Capital Management LLC (“Penserra”), a limited liability company with its principal place of business at 140 Broadway, 26th Floor, New York New York 10005 (the “Sub-Adviser”), with respect to each series of Exchange Traded Concepts Trust (the “Trust”) identified on Schedule A to this Agreement (each a “Fund” and collectively, the “Funds”).
WITNESSETH

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ___________, 2015 (the “Investment Advisory Agreement”) with the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint one or more sub-advisers to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

NOW, THEREFORE, the parties hereto agree as follows:

1.                    Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b) of this Section 1, determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), as may be modified, amended or supplemented from time to time, the By-Laws of the Trust, as may be modified, amended or supplemented from time to time, the Prospectus, the instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and the Trust’s policies and procedures and will conform to and comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Sub-Adviser will place orders with respect to transactions in securities or other assets held or to be acquired by each Fund with or through such persons, brokers or dealers chosen by the Sub-Adviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the following:

(i)	In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

(ii)	In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund.

(iii)	The Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(iv)	When the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f)	The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients which may differ from the advice given or the timing or nature of action taken for a particular Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)	To the extent such authority has been delegated to it by the Adviser, the Sub-Adviser shall, unless and until otherwise directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by the Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities.

(i)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets.

(j)	The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(k)	The Sub-Adviser shall, in accordance with procedures and methods established by the Board, which may be amended from time to time, and in conjunction with the Adviser, promptly notify the Adviser and the Trust’s administrator/fund accountant of securities in a Fund which the Sub-Adviser believes should be fair valued in accordance with the Trust’s Valuation Procedures. Such fair valuation may be required when the Sub-Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide reasonable assistance in determining the fair value of the Assets, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for which market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2.                   Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance in all material respects with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.                     Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust's Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus of the Funds;

(d)	Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e)	Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder; and

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding the Sub-Adviser or its affiliates without prior written consent of the Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Funds is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Funds or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.                   Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

5.                 Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with a Fund to limit the operating expenses of the Fund.

6.                  Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act), and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) of the Adviser and of the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

7.                     Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Funds as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will promptly notify the Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Sub-Adviser. The Sub-Adviser will also promptly notify the Adviser if it is dissolved or becomes bankrupt or insolvent as defined under the provisions of title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as amended, modified or supplemented from time to time;

(d)
The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures;

(d)	The Sub-Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(h)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company; and

(j)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions and professional liability insurance coverage.

8.                    Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Funds as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Adviser will immediately notify the Sub-Adviser of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Adviser will promptly notify the Funds and the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Adviser. The Adviser will also promptly notify the Sub-Adviser if it is dissolved or becomes bankrupt or insolvent as defined under the provisions of title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as amended, modified or supplemented from time to time;

(c)	The Adviser will notify the Sub-Adviser immediately upon detection of any material breach of any of the Fund(s)’ or the Adviser’s policies, guidelines or procedures;

(d)	The Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Oklahoma with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(g)	This Agreement is a valid and binding agreement of the Adviser;

(h)	The Form ADV of the Adviser previously provided to the Sub-Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company; and

(j)	The Adviser agrees to maintain an appropriate level of errors and omissions and professional liability insurance coverage.

9.                     Duration and Termination.

(a)	Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and by vote of a majority of the Fund’s outstanding securities. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)	By vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

10.                 Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)	to the extent that the Sub-Adviser’s activities or services could affect the Funds, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 10(b), along with the policies and procedures referred to in Section 10(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

11.                 Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Funds. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

12.                 Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following documents:

(i)	reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-Adviser reasonably determines should not be disclosed to the Trust’s CCO;

(ii)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(iii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iv)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 10 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

12.                Names.

(a)	The Name “Exchange Traded Concepts.” The Adviser grants to the Sub-Adviser a sublicense to use the name “Exchange Traded Concepts” (the “ETC Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the ETC Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the ETC Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the ETC Name. The Sub-Adviser shall only use the ETC Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the ETC Name or any of the Adviser’s respective affiliates or clients names without the prior approval of the Adviser, which approval shall not be unreasonably withheld or delayed. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation.

(b)	The Name “Penserra Capital Management, LLC.” The Sub-Adviser grants to the Adviser a sublicense to use the name “Penserra Capital Management, LLC” (the “Penserra Name”). The foregoing authorization by the Sub-Adviser to the Adviser to use the Penserra Name is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Penserra Name; the Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Penserra Name. The Adviser shall only use the Penserra Name in a manner consistent with uses approved by the Sub-Adviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of it shall make reference to or use thePenserra Name or any of the Sub-Adviser’s respective affiliates or clients names without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Adviser to satisfy the foregoing obligation.

13.              Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.              Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.              Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Exchange Traded Concepts, LLC 2545 South Kelly Avenue, Suite C Edmond, Oklahoma 73013 Attention: J. Garrett Stevens, CEO
To the Trust’s CCO at:	Cipperman Compliance Services, LLC 500 East Swedesford Road, Suite 104 Wayne, Pennsylvania 19087 Attention: Michael Woodard
To the Sub-Adviser at:	Penserra Capital Management LLC 4 Orinda Way, Suite 100A Orinda, California 94563 Attention: Dustin Lewellyn

16.              Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17.              Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.                   Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

19.                   Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 9 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

20.                  Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

ADVISER:		SUB-ADVISER:

Exchange Traded Concepts, LLC		Penserra Capital Management LLC

By:		By:

Name:	J. Garrett Stevens	Name:	Dustin Lewellyn

Title:	Chief Executive Officer	Title:	Chief Investment Officer

Schedule A
to the
Sub-Advisory Agreement
by and between
Exchange Traded Concepts LLC
and
Penserra Capital Management LLC

As of ___________, 2015

Sub-Advisory Fee. Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate based on a percentage of the average daily net assets of each Fund as follows:

Fund	Rate
EMQQ The Emerging Markets Internet & Ecommerce ETF	The greater of 5 bps or $25,000 annual minimum
Yorkville High Income MLP ETF	The greater of 5 bps or $25,000 annual minimum
Yorkville High Income Infrastructure MLP ETF	The greater of 5 bps or $25,000 annual minimum

Agreed and Accepted:

ADVISER:		SUB-ADVISER:

Exchange Traded Concepts, LLC		Penserra Capital Management LLC

By:		By:

Name:	J. Garrett Stevens	Name:	Dustin Lewellyn

Title:	Chief Executive Officer	Title:	Chief Investment Officer

EXHIBIT E:
Form of Proposed Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Yorkville ETF Advisors, LLC

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (the “Agreement”) made as of this ___th day of __________, 2015 by and between Exchange Traded Concepts, LLC, an Oklahoma limited liability company, with its principal place of business at 2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013 (the “Adviser”) and Yorkville ETF Advisors, LLC, a Delaware limited liability company with its principal place of business at 950 Third Avenue, 23rd Floor, New York, New York 10022 (the “Sub-Adviser”), with respect to each series of Exchange Traded Concepts Trust (the “Trust”) identified on Schedule A to this Agreement (each a “Fund” and collectively, the “Funds”).

WITNESSETH

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated _________, 2015 (the “Investment Advisory Agreement”) with the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint one or more sub-advisers to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

NOW, THEREFORE, the parties hereto agree as follows:

1.                    Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b) of this Section 1, determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), as may be modified, amended or supplemented from time to time, the By-Laws of the Trust, as may be modified, amended or supplemented from time to time, the Prospectus, the instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and the Trust’s policies and procedures and will conform to and comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	Unless responsibility for placing orders with respect to transactions in securities or other assets held or to be acquired by the Funds has been retained by the Adviser or delegated by the Adviser to another sub-adviser, the Sub-Adviser will place such orders with or through such persons, brokers or dealers chosen by the Sub-Adviser to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the following:

(i)	In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

(ii)	In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund.

(iii)	The Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(iv)	When the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(v)	To the extent the Adviser or another sub-adviser is responsible for placing orders with respect to a Fund’s portfolio transactions, the Sub-Adviser shall provide to the Adviser or such other sub-adviser such information concerning the securities or other assets to be purchased or sold on behalf of the Fund reasonably necessary to execute the transactions, including the identity of such security or asset, the number of shares or principal amount to be purchased or sold, and the timing of and restrictions, if any, on the purchase or sale (e.g., a market order versus a limit order).

(vi)	As of the date of this Agreement, the Adviser has entered into a sub-advisory agreement with another sub-adviser pursuant to which that sub-adviser shall be responsible for placing orders with respect to the Funds’ portfolio transactions. During the term of that sub-advisory agreement and, unless and until the Sub-Adviser agrees to assume responsibility for the placement of orders with respect to the Funds’ portfolio transactions, the Sub-Adviser shall have no responsibility or liability for such services, other than the responsibility to provide the information required by subparagraph (c)(v) of this Section 1.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f)	The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients which may differ from the advice given or the timing or nature of action taken for a particular Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)	Unless the responsibility has been retained by the Adviser or delegated by the Adviser to another sub-adviser, the Sub-Adviser shall, unless and until otherwise directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by each Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities.

(i)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds and subparagraph (c)(v) of this Section 1. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets.

(j)	The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(k)	The Sub-Adviser shall, in accordance with procedures and methods established by the Board, which may be amended from time to time, and in conjunction with the Adviser, promptly notify the Adviser and the Trust’s administrator/fund accountant of securities in a Fund which the Sub-Adviser believes should be fair valued in accordance with the Trust’s Valuation Procedures. Such fair valuation may be required when the Sub-Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide reasonable assistance in determining the fair value of the Assets, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for which market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2.                    Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance in all material respects with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.                     Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus of the Funds;

(d)	Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e)	Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder; and

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding the Sub-Adviser or its affiliates without prior written consent of the Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Funds is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Funds or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.                     Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

5.                     Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with a Fund to limit the operating expenses of the Fund. The Adviser hereby delegates, and the Sub-Adviser agrees to assume, the responsibility to pay or cause to be paid from the Sub-Adviser’s own resources, which may include the sub-advisory fee paid to it by the Adviser, all fees and expenses of the Funds not paid by the Adviser, excluding interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by a Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

6.                     Indemnification.

The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act), and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) of the Adviser and of the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

7.                     Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Funds as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will promptly notify the Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Sub-Adviser. The Sub-Adviser will also promptly notify the Adviser if it is dissolved or becomes bankrupt or insolvent as defined under the provisions of title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as amended, modified or supplemented from time to time;

(e)
The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures;

(d)	The Sub-Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(h)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company; and

(j)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions and professional liability insurance coverage.

8.                     Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Funds as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Adviser will immediately notify the Sub-Adviser of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Adviser will promptly notify the Funds and the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Adviser. The Adviser will also promptly notify the Sub-Adviser if it is dissolved or becomes bankrupt or insolvent as defined under the provisions of title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as amended, modified or supplemented from time to time;

(e)	The Adviser will notify the Sub-Adviser immediately upon detection of any material breach of any of the Fund(s)’ or the Adviser’s policies, guidelines or procedures;

(d)	The Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Oklahoma with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(g)	This Agreement is a valid and binding agreement of the Adviser;

(h)	The Form ADV of the Adviser previously provided to the Sub-Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company; and

(j)	The Adviser agrees to maintain an appropriate level of errors and omissions and professional liability insurance coverage.

9.                     Duration and Termination.

(a)	Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and by vote of a majority of the Fund’s outstanding securities. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)	By vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

10.                 Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)	to the extent that the Sub-Adviser’s activities or services could affect the Funds, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 10(b), along with the policies and procedures referred to in Section 10(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

11.                 Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Funds. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

12.                  Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following documents:

(i)	reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-Adviser reasonably determines should not be disclosed to the Trust’s CCO;

(ii)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(iii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iv)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 10 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

12.               Names.

(a)	The Name “Exchange Traded Concepts.” The Adviser grants to the Sub-Adviser a sublicense to use the name “Exchange Traded Concepts” (the “ETC Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the ETC Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the ETC Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the ETC Name. The Sub-Adviser shall only use the ETC Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the ETC Name or any of the Adviser’s respective affiliates or clients names without the prior approval of the Adviser, which approval shall not be unreasonably withheld or delayed. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation.

(b)	The Name “Yorkville.” The Sub-Adviser grants to the Adviser a sublicense to use the name “Yorkville” (the Yorkville Name”). The foregoing authorization by the Sub-Adviser to the Adviser to use the Yorkville Name is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Yorkville Name; the Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Yorkville Name. The Adviser shall only use the Yorkville Name in a manner consistent with uses approved by the Sub-Adviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of it shall make reference to or use the Yorkville Name or any of the Sub-Adviser’s respective affiliates or clients names without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Adviser to satisfy the foregoing obligation.

13.              Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.              Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.              Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Exchange Traded Concepts, LLC 2545 South Kelly Avenue Suite C Edmond, Oklahoma 73013 Attention: J. Garrett Stevens, CEO
To the Trust’s CCO at:	Cipperman Compliance Services, LLC 500 East Swedesford Road Suite 104 Wayne, Pennsylvania 19087 Attention: Michael Woodard
To the Sub-Adviser at:	Yorkville ETF Advisors, LLC 950 Third Avenue 23rd Floor New York, New York 10022 Attn:

16.                Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17.                Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.                  Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

19.                  Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 9 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

20.                 Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

ADVISER:		SUB-ADVISER:

Exchange Traded Concepts, LLC		Yorkville ETF Advisors, LLC

By:		By:

Name:	J. Garrett Stevens	Name:

Title:	Chief Executive Officer	Title:

Schedule A
to the
Sub-Advisory Agreement
by and between
Exchange Traded Concepts LLC
and
Yorkville ETF Advisors, LLC

As of __________, 2015

EXCHANGE TRADED CONCEPTS TRUST

Sub-Advisory Fee. Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate based on a percentage of the average daily net assets of each Fund as follows:

Fund	Rate
Yorkville High Income MLP ETF	0.62%
Yorkville High Income Infrastructure MLP ETF	0.62%

Agreed and Accepted:

ADVISER:		SUB-ADVISER:

Exchange Traded Concepts, LLC		Yorkville ETF Advisors, LLC

By:		By:

Name:	J. Garrett Stevens	Name:

Title:	Chief Executive Officer	Title:

EXHIBIT F:
Form of Proposed Sub-Advisory Agreement between Exchange Traded Concepts, LLC and Horizons ETFs Management (USA) LLC

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (the “Agreement”) made as of this ___th day of ______________, 2015 by and between Exchange Traded Concepts, LLC, an Oklahoma limited liability company, with its principal place of business at 2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013 (the “Adviser”) and Horizons ETFs Management (USA) LLC, a Delaware limited liability company with its principal place of business at One Bryant Park, 39th Floor, New York, New York 10036 (the “Sub-Adviser”), with respect to each series of Exchange Traded Concepts Trust II (the “Trust”) identified on Schedule A to this Agreement (each a “Fund” and collectively, the “Funds”).

WITNESSETH

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ________, 2015 (the “Investment Advisory Agreement”) with the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint one or more sub-advisers to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

NOW, THEREFORE, the parties hereto agree as follows:

1.                    Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b) of this Section 1, determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), as may be modified, amended or supplemented from time to time, the By-Laws of the Trust, as may be modified, amended or supplemented from time to time, the Prospectus, the instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and the Trust’s policies and procedures and will conform to and comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	Unless responsibility for placing orders with respect to transactions in securities or other assets held or to be acquired by the Funds has been retained by the Adviser or delegated by the Adviser to another sub-adviser, the Sub-Adviser will place such orders with or through such persons, brokers or dealers chosen by the Sub-Adviser to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the following:

(i)	In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

(ii)	In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund.

(iii)	The Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers, including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or other Trust service providers, if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(iv)	When the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(v)	To the extent the Adviser or another sub-adviser is responsible for placing orders with respect to a Fund’s portfolio transactions, the Sub-Adviser shall provide to the Adviser or such other sub-adviser such information concerning the securities or other assets to be purchased or sold on behalf of the Fund reasonably necessary to execute the transactions, including the identity of such security or asset, the number of shares or principal amount to be purchased or sold, and the timing of and restrictions, if any, on the purchase or sale (e.g., a market order versus a limit order).

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f)	The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients which may differ from the advice given or the timing or nature of action taken for a particular Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)	Unless the responsibility has been retained by the Adviser or delegated by the Adviser to another sub-adviser, the Sub-Adviser shall, unless and until otherwise directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by each Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities.

(i)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds and subparagraph (c)(v) of this Section 1. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets.

(j)	The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(k)	The Sub-Adviser shall, in accordance with procedures and methods established by the Board, which may be amended from time to time, and in conjunction with the Adviser, promptly notify the Adviser and the Trust’s administrator/fund accountant of securities in a Fund which the Sub-Adviser believes should be fair valued in accordance with the Trust’s Valuation Procedures. Such fair valuation may be required when the Sub-Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide reasonable assistance in determining the fair value of the Assets, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for which market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2.                    Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance in all material respects with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.                     Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust's Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus of the Funds;

(d)	Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e)	Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder; and

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding the Sub-Adviser or its affiliates without prior written consent of the Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Funds is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Funds or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.                     Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the annual rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

5.                     Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. Except for expenses assumed or agreed to be paid by the Sub-Adviser pursuant to this Agreement or otherwise, the Sub-Adviser shall not be liable for any costs or expenses incurred by (a) the Trust or any Fund or (b) the Adviser in discharging its obligations as investment adviser to the Funds. The Sub-Adviser may enter into an agreement with the Trust to limit the operating expenses of one or more Funds.

6.                      Indemnification.

The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act), and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) of the Adviser and of the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) of the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

7.                      Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Funds as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will promptly notify the Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Sub-Adviser. The Sub-Adviser will also promptly notify the Adviser if it is dissolved or becomes bankrupt or insolvent as defined under the provisions of title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as amended, modified or supplemented from time to time;

(f)
The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures;

(d)	The Sub-Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(h)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company; and

(j)	The Sub-Adviser agrees to maintain errors and omissions and professional liability insurance coverage.

8.                     Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Funds as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Adviser will immediately notify the Sub-Adviser of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Adviser will promptly notify the Funds and the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Adviser. The Adviser will also promptly notify the Sub-Adviser if it is dissolved or becomes bankrupt or insolvent as defined under the provisions of title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as amended, modified or supplemented from time to time;

(f)	The Adviser will notify the Sub-Adviser immediately upon detection of any material breach of any of the Fund(s)’ or the Adviser’s policies, guidelines or procedures;

(d)	The Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Oklahoma with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(g)	This Agreement is a valid and binding agreement of the Adviser;

(h)	The Form ADV of the Adviser previously provided to the Sub-Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company; and

(j)	The Adviser agrees to maintain errors and omissions and professional liability insurance coverage.

9.                      Duration and Termination.

(a)	Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and by vote of a majority of the Fund’s outstanding securities. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)	By vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

10.                 Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)	to the extent that the Sub-Adviser’s activities or services could affect the Funds, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 10(b), along with the policies and procedures referred to in Section 10(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

11.                  Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Funds. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

12.                 Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following documents:

(i)	reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-Adviser reasonably determines should not be disclosed to the Trust’s CCO;

(ii)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(iii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iv)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 10 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

13.                Names.

(a)	The Name “Exchange Traded Concepts.” The Adviser grants to the Sub-Adviser a sublicense to use the name “Exchange Traded Concepts” (the “ETC Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the ETC Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the ETC Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the ETC Name. The Sub-Adviser shall only use the ETC Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the ETC Name or any of the Adviser’s respective affiliates or clients names without the prior approval of the Adviser, which approval shall not be unreasonably withheld or delayed. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation.

(b)	The Name “Horizons.” The Sub-Adviser grants to the Adviser a sublicense to use the name “Horizons ETFs Management (USA) LLC,” and “Horizons” (the “Horizons Names”). If the Adviser needs to use the name of any of the Sub-Adviser’s affiliates, it must receive permission from the Sub-Adviser, which would not be unreasonably withheld. The foregoing authorization by the Sub-Adviser to the Adviser to use the Horizons Names is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Horizons Names; the Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Horizons Names. The Adviser shall only use the Horizons Names in a manner consistent with uses approved by the Sub-Adviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of it shall make reference to or use the Horizons Names or any of the Sub-Adviser’s respective affiliates or clients names without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Adviser to satisfy the foregoing obligation.

14.               Governing Law. This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

15.               Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.               Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Exchange Traded Concepts, LLC 2545 South Kelly Avenue, Suite C Edmond, Oklahoma 73013 Attention: J. Garrett Stevens, CEO
To the Trust’s CCO at:	Foreside Fund Compliance Services, LLC 10 High Street, Suite 302 Boston, Massachusetts 02110 Attn: Ann Edgeworth
To the Sub-Adviser at:	Horizons ETFs Management (USA) LLC One Bryant Park, 39th Floor New York, New York 10036 Attn: Thomas Calabria, CCO
With a copy to:
Horizons ETFs Management Canada Inc. 26 Wellington Street, East, Suite 700 Toronto, Ontario M5E 1S2 Attn: Steve Hawkins, Co-CEO & CIO

17.               Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

18.               Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

19.                 Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

20.                 Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 9 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

21.                 Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

ADVISER:		SUB-ADVISER:

Exchange Traded Concepts, LLC		Horizons ETFs Management (USA) LLC

By:		By:

Name:	J. Garrett Stevens	Name:	Robert Shea

Title:	Chief Executive Officer	Title:	Executive Vice President, CFO

Schedule A
to the
Sub-Advisory Agreement
by and between
Exchange Traded Concepts LLC
and
Horizons ETFs Management (USA) LLC

As of __________, 2015

Fund	Rate*
Horizons S&P 500 Covered Call ETF	0.55% of the first $500,000,000 0.57% of the next $3,500,000,000 0.60% of the next $6,000,000,000 0.62% of assets above $10,000,000,000

*	The sub-advisory fee rates for each Fund set forth above are based on the combined net assets of all Funds identified in the schedule.

Agreed and Accepted:

ADVISER:		SUB-ADVISER:

Exchange Traded Concepts, LLC		Horizons ETFs Management (USA) LLC

By:		By:

Name:	J. Garrett Stevens	Name:	Robert Shea

Title:	Chief Executive Officer	Title:	Executive Vice President, CFO

EXHIBIT G:

TERMS AND CONDITIONS OF “MANAGER OF MANAGERS” EXEMPTIVE RELIEF

Capitalized terms used below are used as defined in the Application.

Applicants agree that any order of the Commission granting the requested relief will be subject to the following conditions1:

1.            Before a Subadvised Fund may rely on the order requested in the Application, the operation of the Subadvised Fund in the manner described in this Application, including the hiring of Wholly-Owned Sub-Advisers, will be approved by a majority of the Subadvised Fund’s outstanding voting securities as defined in the 1940 Act, which in the case of a Master Fund will include voting instructions provided by shareholders of the Feeder Funds investing in such Master Fund or other voting arrangements that comply with Section 12(d)(1)(E)(iii)(aa) of the 1940 Act or, in the case of a new Subadvised Fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the initial shareholder(s) before offering the Subadvised Fund’s shares to the public.

2.            The prospectus for each Subadvised Fund, and in the case of a Master Fund relying on the requested relief, the prospectus for each Feeder Fund investing in such Master Fund, will disclose the existence, substance and effect of any order granted pursuant to this Application. Each Subadvised Fund (and any such Feeder Fund) will hold itself out to the public as employing the multi-manager structure described in this Application. Each prospectus will prominently disclose that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

3.            The Adviser will provide general management services to a Subadvised Fund, including overall supervisory responsibility for the general management and investment of the Subadvised Fund’s assets. Subject to review and approval of the Board, the Adviser will (a) set a Subadvised Fund’s overall investment strategies, (b) evaluate, select, and recommend Sub-Advisers to manage all or a portion of a Subadvised Fund’s assets, and (c) implement procedures reasonably designed to ensure that Sub-Advisers comply with a Subadvised Fund’s investment objective, policies and restrictions. Subject to the review by the Board, the Adviser will (a) when appropriate, allocate and reallocate a Subadvised Fund’s assets among Sub-Advisers; and (b) monitor and evaluate the performance of Sub-Advisers.

4.            A Subadvised Fund will not make any Ineligible Sub-Adviser Changes without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Subadvised Fund, which in the case of a Master Fund will include voting instructions provided by shareholders of the Feeder Fund investing in such Master Fund or other voting arrangements that comply with Section 12(d)(1)(E)(iii)(aa) of the 1940 Act.
5.            Subadvised Funds will inform shareholders, and if the Subadvised Fund is a Master Fund, shareholders of any Feeder Funds, of the hiring of a new Sub-Adviser within 90 days after the hiring of the new Sub-Adviser pursuant to the Modified Notice and Access Procedures.

6.            At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

7.            Independent Legal Counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then-existing Independent Trustees.

1 Applicants will only comply with conditions 7, 8, 9, and 12 if they rely on the Fee Disclosure Relief that would allow them to provide Aggregate Fee Disclosure.

8.            The Adviser will provide the Board, no less frequently than quarterly, with information about the profitability of the Adviser on a per Subadvised Fund basis. The information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

9.            Whenever a sub-adviser is hired or terminated, the Adviser will provide the Board with information showing the expected impact on the profitability of the Adviser.

10.            Whenever a sub-adviser change is proposed for a Subadvised Fund with an Affiliated Sub-Adviser or a Wholly-Owned Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Subadvised Fund and its shareholders, and if the Subadvised Fund is a Master Fund, the best interests of any applicable Feeder Funds and their respective shareholders, and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-Adviser or Wholly-Owned Sub-Adviser derives an inappropriate advantage.

11.            No Trustee or officer of the Trust, a Fund or a Feeder Fund, or partner, director, manager or officer of the Adviser, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a Sub-Adviser except for (a) ownership of interests in the Adviser or any entity, except a Wholly-Owned Sub-Adviser, that controls, is controlled by, or is under common control with the Adviser, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a Sub-Adviser or an entity that controls, is controlled by, or under common control with a Sub-Adviser.

12.            Each Subadvised Fund and any Feeder Fund that invests in a Subadvised Fund that is a Master Fund will disclose the Aggregate Fee Disclosure in its registration statement.

13.            Any new Sub-Advisory Agreement or any amendment to a Subadvised Fund’s existing Investment Management Agreement or Sub-Advisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Subadvised Fund will be submitted to the Subadvised Fund’s shareholders for approval.

14.            In the event the Commission adopts a rule under the 1940 Act providing substantially similar relief to that requested in the Application, the requested order will expire on the effective date of that rule.

EXHIBIT H:
Nominating Committee Charter of Exchange Traded Concepts Trust

EXCHANGE TRADED CONCEPTS TRUST
(the “Trust”)

Nominating Committee Charter
(the “Charter”)

I.	Nominating Committee: Membership

The Nominating Committee (the “Committee”) shall be composed entirely of “Independent Trustees” (members of the Board of Trustees (the “Board”) who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended), and consist of all the Independent Trustees with one Independent Trustee elected as chair of the Committee (the “Chair”). Matters to be addressed “periodically” under the terms of this Charter shall be addressed at least annually, normally in conjunction with the annual self-assessment required by Section V.C. hereof.

II.	Board: Selection and Tenure

A.	The Committee shall periodically review the composition of the Board, including its size and the balance of its members’ skills, experience and background.

B.	The Committee shall periodically review and make recommendations with regard to the tenure of the Independent Trustees, including term limits and/or age limits.

C.	The Committee shall periodically review and make recommendations with respect to adoption of and administration of any policy for retirement from Board membership.

III.	Board: Nominations and Functions

A.	The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

B.	The Committee also shall consider proposals of and make recommendations for “interested” Trustee candidates to the Board.

C.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

D.	The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

IV.	Committees: Selection and Review

A.	The Committee shall periodically review committee assignments and make nominations for Independent Trustee membership on all committees.

B.	The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committees (other than the Audit Committee) of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

V.	Board: Education and Operations

A.	The Committee shall periodically review and make recommendations about ongoing education for incumbent Independent Trustees and about appropriate orientation for new Trustees.

B.	The Committee shall periodically review and make recommendations about the organization of board meetings, including the frequency, timing and agendas of the meetings.

C.	The Committee shall conduct a self-assessment and coordinate evaluation of the performance of the Board (and, in particular, the Independent Trustees) as a whole, at least annually, with a view towards enhancing its effectiveness.

D.	The Committee shall periodically, with the assistance of its counsel, define and clarify the duties and responsibilities of Board members. Included among these shall be legal and fiduciary duties, expectations regarding preparation, attendance, participation at meetings, fund ownership and limitations on investments.

VI.	Governance Committee: Operations

A.	The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person.

B.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust’s by-laws. In the event of any inconsistency between this Charter and a Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

C.	The Committee shall submit minutes of its meeting on a regular basis and shall regularly report to the full Board no later than the next regularly scheduled Board meeting.

D.	The Committee shall review the Committee charter at least annually and recommend appropriate changes.

E.	The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s) or Trust.

VII.	Other Powers and Responsibilities

A.	The Committee shall monitor the performance of legal counsel for the Independent Trustees, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the Independent Trustees, and shall supervise counsel for the Independent Trustees.

B.	The Committee shall periodically review and make recommendations about any appropriate changes to director compensation to the full Board.

C.	The Committee has the authority to review and make recommendations to the Board concerning all other matters not listed above pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trusts, including the adequacy and appropriateness of insurance coverage and the review and evaluation of possible conflicts of interest.

Adopted:	October 20, 2009
Amended:	February 23, 2012

EXCHANGE TRADED CONCEPTS TRUST

Board of Trustees Retirement Policy

Statement of General Policy

Each Trustee shall resign at the end of the calendar year in which such person first attains the age of seventy-five years.

Exemption from General Policy

A Trustee may continue to serve for one or more additional one-year terms after attaining the age of seventy-five under the following circumstances:

Prior to the end of the calendar year in which a Trustee first attains the age of seventy-five (and prior to the end of each calendar year thereafter), the Board of Trustees of the Trust shall (i) meet to review the performance such Board member; (ii) find that the continued service of such Board member is in the best interests of the Trust; and (iii) unanimously approve the exemption from the Trust’s retirement policy.

Adopted:	October 20, 2009
Amended:	February 23, 2012

EXHIBIT I:
Nominating Committee Charter of Exchange Traded Concepts Trust II

EXCHANGE TRADED CONCEPTS TRUST II
(the “Trust”)
Nominating Committee Charter
(the “Charter”)

I. Nominating Committee: Membership
The Nominating Committee (the “Committee”) shall be composed entirely of “Independent
Trustees” (members of the Board of Trustees (the “Board”) who are not interested persons of the
Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended), and consist of all the Independent Trustees with one Independent Trustee elected as chair of the Committee (the “Chair”). Matters to be addressed “periodically” under the terms of this Charter shall be addressed at least annually, normally in conjunction with the annual self-assessment required by Section V.C. hereof.

II. Board: Selection and Tenure
A. The Committee shall periodically review the composition of the Board, including its size and the balance of its members’ skills, experience and background.

B. The Committee shall periodically review and make recommendations with regard to the tenure of the Independent Trustees, including term limits and/or age limits.

C. The Committee shall periodically review and make recommendations with respect to adoption of and administration of any policy for retirement from Board membership.

III. Board: Nominations and Functions
A. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

B. The Committee also shall consider proposals of and make recommendations for “interested” Trustee candidates to the Board.

C. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

D. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

IV. Committees: Selection and Review
A. The Committee shall periodically review committee assignments and make nominations for Independent Trustee membership on all committees.

B. The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committees (other than the Audit Committee) of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

V. Board: Education and Operations
A. The Committee shall periodically review and make recommendations about ongoing education for incumbent Independent Trustees and about appropriate orientation for new Trustees.

B. The Committee shall periodically review and make recommendations about the organization of board meetings, including the frequency, timing and agendas of the meetings.

C. The Committee shall conduct a self-assessment and coordinate evaluation of the performance of the Board (and, in particular, the Independent Trustees) as a whole, at least annually, with a view towards enhancing its effectiveness.

D. The Committee shall periodically, with the assistance of its counsel, define and clarify the duties and responsibilities of Board members. Included among these shall be legal and fiduciary duties, expectations regarding preparation, attendance, participation at meetings, fund ownership and limitations on investments.

VI. Governance Committee: Operations
A. The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person.

B. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust’s by-laws. In the event of any inconsistency between this Charter and a Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

C. The Committee shall submit minutes of its meeting on a regular basis and shall regularly report to the full Board no later than the next regularly scheduled Board meeting.

D. The Committee shall review the Committee charter at least annually and recommend appropriate changes.

E. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s) or Trust.

VII. Other Powers and Responsibilities
A. The Committee shall monitor the performance of legal counsel for the Independent Trustees, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the Independent Trustees, and shall supervise counsel for the Independent Trustees.

B. The Committee shall periodically review and make recommendations about any appropriate changes to director compensation to the full Board.

C. The Committee has the authority to review and make recommendations to the Board concerning all other matters not listed above pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trusts, including the adequacy and appropriateness of insurance coverage and the review and evaluation of possible conflicts of interest.

EXCHANGE TRADED CONCEPTS TRUST II
Board of Trustees Retirement Policy

Statement of General Policy
Each Trustee shall resign at the end of the calendar year in which such person first attains the age of seventy-five years.

Exemption from General Policy
A Trustee may continue to serve for one or more additional one-year terms after attaining the age of seventy-five under the following circumstances:
Prior to the end of the calendar year in which a Trustee first attains the age of seventyfive (and prior to the end of each calendar year thereafter), the Board of Trustees of the Trust shall (i) meet to review the performance such Board member; (ii) find that the continued service of such Board member is in the best interests of the Trust; and (iii) unanimously approve the exemption from the Trust’s retirement policy.

EXHIBIT J:
Information Concerning the Auditors and Audit Committees
of Exchange Traded Concepts Trust and Exchange Traded Concepts Trust II

The Auditors

Cohen Fund Audit Services, Ltd. (“CFAS”) serves as the independent registered public accounting firm for Exchange Traded Concepts Trust and each of its Funds.  CFAS provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

KPMG LLP (“KPMG”) serves as the independent registered public accounting firm for Exchange Traded Concepts Trust II and each of its Funds.  KPMG provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Representatives of CFAS and KPMG are not expected to be at the Special Meeting to answer questions relating to the services provided or to be provided to the Funds. However, representatives of CFAS and KPMG could be contacted during the Special Meeting if any matter were to arise requiring assistance.

Fees Paid to the Auditors. The following table sets forth the aggregate fees billed by CFAS and KPMG for the most recent two fiscal years.

		Audit Fees(1)		Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
	Fiscal Year End	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014
Exchange Traded Concepts Trust	12/31	$15,100	$14,000	$0	$0	$3,500	$3,500	$0	$0
Exchange Traded Concepts Trust II	4/30	$0	$17,500	$0	$6,000	$0	$19,000	$0	$0

(1)
“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)
“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)
“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.   The Tax Fees for the Funds relate to the preparation of the Fund’s income and excise tax returns and the review of the Fund’s annual excise tax distribution calculations. All of such Tax Fees were required to be pre-approved, and were pre-approved, by the Audit Committee.

(4)
“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Percentage of Audit-Related Fees, Tax Fees and All Other Fees Approved by the Audit Committee Pursuant to the Pre-Approval Policies and Procedures. With respect to Exchange Traded Concepts Trust, during the fiscal year ending on December 31, 2014, (i) $0 was charged by CFAS for audit-related or other services; and (ii) 100% of the Tax Fees charged by CFAS, as indicated in the above table were required to be pre-approved, and were pre-approved, by the Audit Committee.  With respect to Exchange Traded Concepts Trust II, during the fiscal year ending on April 30, 2014, (i) $6,000 was charged by KPMG for audit-related or other services; and (ii) 0% of the fees charged by KPMG, as indicated in the above table were required to be pre-approved by the Audit Committee.

Performance of Audit Services by Full-Time, Permanent Employees of the Auditor. With respect to Exchange Traded Concepts Trust, during the fiscal year ending on December 31, 2014, less than 50% of hours expended on CFAS’s engagement to audit the Funds’ financial statements were attributed to work performed by persons other than CFAS’ full-time, permanent employees.  With respect to Exchange Traded Concepts Trust II, during the fiscal year ending on April 30, 2014, less than 50% of hours expended on KPMG’s engagement to audit the Funds’ financial statements were attributed to work performed by persons other than KPMG’s full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by CFAS for services rendered to Exchange Traded Concepts Trust and any Service Affiliate3 were $3,500 during the fiscal year ending on December 31, 2014.  The aggregate non-audit fees billed by KPMG for services rendered to Exchange Traded Concepts Trust II and any Service Affiliate3 were $25,000 during the fiscal year ending on April 30, 2014.

Auditor Independence.  During the past fiscal year, CFAS provided certain non-audit services to Exchange Traded Concepts Trust's  investment adviser or to entities controlling, controlled by, or under common control with Exchange Traded Concepts Trust’s investment adviser that provide ongoing services to Exchange Traded Concepts Trust that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Board of Trustees reviewed and considered these non-audit services, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

[3]	A “Service Affiliate” includes: (1) the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and (2) any entity controlling, controlled by, or under comment control with the investment adviser that provides ongoing services to the Trust.

EXCHANGE TRADED CONCEPTS TRUST
AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Exchange Traded Concepts Trust on behalf of its series (each a “Fund” and collectively, “the Funds”) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the (i) audit and permissible non-audit services provided to the Funds; (ii) non-audit services provided to the Funds’ investment advisers, and to any “control affiliates” of such investment advisers, that relate directly to the Funds’ operations or financial reporting; and (iii) certain other non-audit services to the Funds’ investment advisers and their control affiliates performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, this Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either may (1) be pre-approved pursuant to pre-approval policies and procedures established by the Audit Committee (“general pre-approval”) or (2) require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence and whether the provision of such services by the independent auditor would compromise the independent auditor's independence. The Audit Committee will also consider, in the normal course, the qualifications of the independent auditor and other factors in connection with their engagement.

Appendices A, B, C and D to this Policy describe the Audit, Audit-Related, Tax and All Other Services that have the general pre-approval of the Audit Committee. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee. Any proposed services exceeding the pre-approved maximum fee amounts set forth in Appendices A, B, C or D of this Policy will also require specific pre-approval by the Audit Committee.

This Policy is designed (1) to be detailed as to the particular services to be provided by the independent auditor, (2) to ensure that the Audit Committee is informed of each service provided by the independent auditor and (3) to ensure that the policies and procedures set forth herein do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 to management. The Audit Committee, in adopting this Policy and providing for general pre-approval of the services listed on Appendices A through D, is mindful that the SEC's principles of independence with respect to services provided by auditors are largely predicated on three basic principles, violations of which would impair the auditor's independence: (1) an auditor cannot function in the role of management, (2) an auditor cannot audit his or her own work and (3) an auditor cannot serve in an advocacy role for his or her client. This Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

The independent registered public accountant has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation
As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of preapproval authority to one or more of its members. By this Policy, the Committee delegates specific preapproval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $25,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

III. Audit Services
“Audit Services” are services necessary to perform an audit or review in accordance with generally accepted auditing standards, as well as those services that generally only the independent auditor can reasonably provide, which may include (1) attest services, (2) comfort letters, (3) statutory audits and (4) consents and assistance with and review of documents filed with the SEC. The annual consolidated Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee has pre-approved the engagement of the independent auditor to provide the Audit Services in Appendix A.

IV. Audit-Related Services
Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-Related Services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; consultations concerning financial accounting and reporting standards; accounting consultations and audits in connection with acquisitions; internal control reviews; attest services that are not required by statute or regulation; and employee benefit plan audits. The Audit Committee has pre-approved the engagement of the independent auditor to provide the Audit-Related Services in Appendix B.

V. Tax Services
The Audit Committee believes that the independent auditor can provide Tax Services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax Services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee has pre-approved the engagement of the independent auditor to provide the Tax Services in Appendix C.

VI. All Other Services
The Audit Committee believes that, in addition to the services discussed above, the independent auditor may provide certain non-audit services without impairing the independent auditor's independence.

Accordingly, the Audit Committee has pre-approved the engagement of the independent auditor to provide the All Other Services in Appendix D.

VII. Prohibited Services
A list of the SEC's prohibited non-audit services is attached to this Policy as Exhibit I. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VIII. Procedures
All requests or applications for services to be provided by the independent auditor shall be submitted to the Funds’ Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. Exhibit II is a sample of a pre-approval request form that may be used to facilitate the pre-approval process. The Fund's CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general preapproval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided pursuant to this Policy shall be provided by the independent auditor pursuant to an engagement letter with the Funds, the investment adviser or applicable control affiliate that satisfies the following requirements (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter):

(1)	the engagement letter shall be in writing and signed by the independent auditor or its authorized representative;
(2)
the engagement letter shall set forth the particular services to be provided by the independent auditor which shall be within the categories of pre-approved services described in Appendix A, B, C or D hereto; and

(3)
the engagement letter shall set forth the total fees to be paid to the independent auditor for the services (or the manner of their determination), which shall not exceed the limitations on fees set forth in Appendix A, B, C or D hereto (for purposes of determining whether such fees would exceed such limitations, fees to be paid in currencies other than U.S. dollars shall be converted to and estimated in U.S. dollars at the then current exchange rate).

IX. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A
Pre-Approved Audit Services*

Dated: __________________

Service	Maximum Fee Per Engagement Not to Exceed
Statutory audits or financial audits for affiliates of the Funds (Not included in the annual engagement letter)	$0
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents, security counts), and assistance in responding to SEC comment letters	$5,000.00
Consultations by the Funds’ management as to the accounting or disclosure treatment of transactions or events and/or the actual impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies	$5,000.00

* These services are in addition to those that are approved in connection with the annual engagement letter with the independent accountant and in addition to any services that are specifically preapproved.

Appendix B
Pre-Approved Audit-Related Services*

Dated: __________________

Service	Maximum Fee Per Engagement Not to Exceed
Reviews of internal controls over financial activities and reporting requirements, including SAS 70, SSAE 16 and similar international reports	$5,000.00
Consultations by the Funds’ management as to the accounting or disclosure treatment of potential transactions or events and/or the potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	$5,000.00
Attestation and agreed-upon procedures engagements regarding financial data as requested by parties such as customers, underwriters, counterparties or regulators	$5,000.00

* These services are in addition to those that are approved in connection with the annual engagement letter with the independent accountant and in addition to any services that are specifically preapproved.

Appendix C
Pre-Approved Tax Services*

Dated: __________________

Service	Maximum Fee Per Engagement Not to Exceed
U.S. federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions or the operation of fund programs	$5,000.00
Preparation or review of federal, state, local and international income, franchise, and other tax returns	$5,000.00

* These services are in addition to those that are approved in connection with the annual engagement letter with the independent accountant and in addition to any services that are specifically preapproved.

Appendix D
Pre-Approved All Other Services*

Dated: __________________

Service	Maximum Fee Per Engagement Not to Exceed
Attestation or review of the Funds or affiliates policies and procedures pursuant to regulatory pronouncements such as the USA PATRIOT Act, Rule 38a-1 or Rule 206(4)-7.	$5,000.00

* These services are in addition to those that are approved in connection with the annual engagement letter with the independent accountant and in addition to any services that are specifically preapproved.

Exhibit I
Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit

EXCHANGE TRADED CONCEPTS TRUST II
AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

The Audit Committee shall approve (i) all audit and non-audit services that the Trust’s independent auditors provide to the Trust, and (ii) all non-audit services that the Trust’s independent auditors provide to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Trust (“advisory affiliates”), if the engagement relates directly to the operations and financial reporting of the Trust. De minimis non-audit services do not require pre-approval.

EXHIBIT K:
Outstanding Shares
As of the Record Date, the total number of shares outstanding and entitled to vote for each Fund is set forth in the table below:
[To be added]

EXHIBIT L:
Beneficial Owners of 5% or More of Each Fund
[To be added]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

John Q. Shareholder

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-296-4857 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Exchange Traded Concepts Trust

Forensic Accounting ETF

ROBO-STOX™ Global Robotics and Automation Index ETF

YieldShares High Income ETF

EMQQ The Emerging Markets Internet & Ecommerce ETF

Yorkville High Income MLP ETF

Yorkville High Income Infrastructure MLP ETF

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015

The undersigned, revoking prior proxies, hereby appoints Name, Name and Name, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders the above named funds (the "Funds") to be held at the offices of Exchange Traded Concepts, LLC, 353 Central Park West, 2nd Floor, New York, New York 10025 at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-296-4857**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 30, 2015. The proxy statement for this meeting is available at:

proxyonline.com/docs/etc2015.pdf

EXCHANGE TRADED CONCEPTS TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

John Q. Shareholder

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-296-4857 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Exchange Traded Concepts Trust II

Horizons S&P 500® Covered Call ETF

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015

The undersigned, revoking prior proxies, hereby appoints Name, Name and Name, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders the above named funds (the "Funds") to be held at the offices of Exchange Traded Concepts, LLC, 353 Central Park West, 2nd Floor, New York, New York 10025 at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-296-4857**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 30, 2015. The proxy statement for this meeting is available at:

proxyonline.com/docs/etc2015.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EXCHANGE TRADED CONCEPTS TRUST II

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]